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                    MASTER BUILD TO SUIT AND LEASE AGREEMENT

         THIS MASTER BUILD TO SUIT AND LEASE AGREEMENT ("Master Lease" or "Agreement") is made and entered into by and between TRITEL COMMUNICATIONS, INC., a Delaware corporation ("Carrier") and SBA TOWERS, INC., a Florida corporation ("Tower Company").

         WHEREAS, Carrier has licenses to provide personal communications service ("TCS") in the states of Alabama, Florida, Mississippi, Tennessee, Kentucky and any additional state or markets in which Carrier obtains a license to provide PCS;

         WHEREAS, Carrier requires that in certain instances towers and related facilities be developed for the installation of antennas, equipment cabinets, cabling and related equipment;

         WHEREAS, Carrier also requires that parcels of real property together with easements for ingress, egress and utilities to those properties be acquired for the construction of the towers and related facilities;

         WHEREAS, Carrier has acquired or leased parcels of real property for the operations of a wireless or telecommunications facility;

         WHEREAS, Carrier desires to assign to Tower Company certain of those leases and for Tower Company to construct facilities on the sites;

         WHEREAS, Carrier also desires for Tower Company to lease or purchase designated parcels of property when Carrier has not already leased such properties to construct towers or structures for the operation of a wireless or telecommunications facility;

         WHEREAS, Carrier desires to lease space on the facilities from Tower Company when the towers or structures are completed.

         NOW THEREFORE, for [CONFIDENTIAL TREATMENT REQUESTED] and other good and valuable consideration, the legal receipt and sufficiency of which is hereby mutually acknowledged and agreed to, Carrier and Tower Company do hereby agree as follows:

                                 I. DEFINITIONS

         1.1. DEFINED TERMS. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meaning (such meanings to be applicable equally to the singular and plural forms of such terms) unless the context otherwise requires:

"ASSIGNMENT" shall mean the assignment of the Ground Lease from Carrier to Tower Company.

"CARRIER" shall mean Tritel Communications, Inc.

"CARRIER'S EQUIPMENT" OR "CARRIER EQUIPMENT" shall mean the equipment that may be installed at the Site by Carrier which shall be described in the Schedule attached to Attachment "VI" for each Market.

"COMMENCEMENT DATE" shall mean the date when the initial term of each SLA shall commence and shall be the date which is the later of (i) the date that Tower Company completes installation of Carrier

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Equipment on the Premises in the event that the Tower Company is installing
Carrier's Equipment on the Premises or (ii) fifteen (15) days after Carrier has accepted the Tower Facilities pursuant to Paragraph 3.8, or (iii) in the event that Carrier has not accepted the Tower Facilities pursuant to Paragraph 3.8, fifteen (15) days after the date that the Tower Facilities are substantially complete and Carrier is able to operate the Carrier Equipment upon the Tower Facilities in compliance with all laws, rules and regulations. In the event that Carrier reasonably disputes Tower Company's assertion that all items on a Punchlist have been completed and the uncompleted item precludes Carrier's installation or operation of its equipment, the Commencement Date shall be the date on which such item has been completed to the reasonable satisfaction of Carrier.

"EASEMENTS" shall mean any and all easements for access, ingress, egress or utilities easements obtained or intended to be utilized for the Applicable Tower Site.

"FAA" shall mean the Federal Aviation Administration.

"FCC" shall mean the Federal Communications Commission.

"GROUND LEASE" shall mean the lease, option or other contract between the owner of the Property and Tower Company (or Carrier who will assign the lease to Tower Company) for the property where the Tower Facilities will be located.

"GROUND LESSOR" shall mean the owner of the fee simple interest or other interest in the entire portion of Property where the Tower Facility is to be located and the person who has entered into a ground lease with Tower Company (or Carrier who will assign the lease to Tower Company) for the lease of the entire Property for the location of a Tower Facility upon the Property.

"HAZARDOUS MATERIALS" shall mean any substance, chemical or waste identified as hazardous or toxic in any applicable federal, state or local law or regulation including, without limitation, petroleum or hydrocarbon based fuels such as diesel, propane or natural gas.

"MASTER LEASE" OR "AGREEMENT" shall mean this Master Build to Suit and Lease Agreement.

"MARKET" shall mean each market in which Tritel does business and shall be divided into and include each of the following markets and the term "Market" shall mean one of the following:

o Knoxville market which encompasses the Knoxville BTA
o Chattanooga market which encompasses the Chattanooga BTAs
o Nashville market which encompasses the Nashville BTAs, but excludes any Sites located in the State of Kentucky
o Birmingham market which encompasses the Birmingham BTAs
o Huntsville Alabama market which encompasses the Huntsville BTAs
o Mississippi market which encompasses the Memphis and Jackson BTAs
o Kentucky market which encompasses the Louisville, Lexington and Evansville BTAs and any other Sites located in the State of Kentucky
o Montgomery, Alabama market which encompasses the Montgomery BTA

"MPE" shall mean Maximum Permissible Exposure.

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"PCS" shall mean personal communications service.

"PLANS" shall mean plans for the construction of the Tower Facilities.

"PRE-DEVELOPMENT COSTS" shall mean the cost of developing the Site for the location, construction and operation of a Tower Facility upon the Site and shall include without limitation, the cost of the site acquisition. services, phase I environmental assessments, geotechnical analyses, title reports, title opinions, title commitments and title insurance, designs, Plans and Specifications, construction plans, the cost incurred in obtaining grants of easements, supplies, relevant travel expenses, fees or assessments imposed by local, state or federal governmental entities, recording fees and filing fees, reasonable fees of engineers, surveyors, architects, attorneys, brokerage commissions and others providing professional services.

"PRE-DEVELOPMENT INFORMATION" or "PRE-DEVELOPMENT MATERIALS" shall mean all items, reports, and matters necessary to complete the development and construction of the Tower Facilities upon the Applicable Tower Site, including without limitation (i) zoning permits and approvals, variances, building permits and such other federal, state or local governmental approvals for the Applicable Tower Site; (ii) the construction, engineering and architectural drawings and related site plan and surveys pertaining to the construction of the Tower Facilities on the Property (iii) the geotechnical report for the Property; (iv) a title report, commitment for title insurance, ownership and encumbrance report, title opinion letter, copies of instruments in the chain of title or any other information which may have been produced regarding the marketability of title and title to the Property and the easements; and (v) environmental assessments including phase I reports and a report relating to contemporaneous or subsequent intrusive testing, the "FCC Checklist" performed pursuant to National Environmental Protection Act requirements and any other information which may be necessary to obtain permits and maintain licensing for the operation of a wireless communications facility upon the Applicable Tower Site.

"PRE-DEVELOPMENT NOTICE" shall mean notice that Tower Company has delivered to Carrier all of the Pre-Development Information for the Applicable Tower Site.

"PREMISES" shall mean the space occupied by Carrier's Equipment on each Tower Facility, the ground space adjacent to the Tower Facility where Carrier's Equipment is located, the Easements and all cabling, conduit, wires and utilities running to and from the Tower Facility and to and from Carrier's Equipment for each Applicable Tower Site as defined in each SLA.

"PROPERTY" OR "SITE" shall mean the entire portion of property where the Applicable Tower Site will be located which property is being leased from Ground Lessor.

"PUNCH LIST" shall mean a list of items that Carrier deems necessary that Tower Company complete, fix, alter or correct in order for the Tower Facilities to be completed in accordance with the Plans and Specifications.

"SPECIFICATIONS" shall mean the specifications for the construction of the Tower Facilities.

"TOWER COMPANY" shall mean SBA Towers, Inc., a Florida corporation. Notwithstanding anything to the contrary contained in this Agreement, Tower Company has the right to delegate certain services and duties under this Agreement to SBA, Inc. or Communication Site Services, Inc., both of which corporations are wholly owned by the same corporation that wholly owns Tower Company, provided that such delegation of duties does not encompass a majority of or substantial portion of Tower Company's

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duties and obligations under this Agreement and further provided that such parties agree to comply with and abide by the terms, conditions and provisions of this Agreement.

"TOWER FACILITIES" shall mean the (i) tower, (ii) foundations, (iii) fenced compound enclosing the Tower Site, (iv) high capacity telephone service to a main connection point within the compound, (v) concrete equipment pad for Carrier's exclusive use, (vi) minimum of 200 amp electrical service to a main connection point within the compound, (vii) access sufficient for the placement and routine servicing of tenant antennas and base station equipment, and (viii) grounding to Carrier's reasonable standards and specifications, to be located upon the Applicable Tower Site.

                      II. GRANT OF RIGHTS, ASSIGNMENT AND
                   ASSUMPTION OF GROUND LEASES, AND SUBLEASING

          2.1. (a) GRANT. Carrier grants Tower Company the nonexclusive right to develop, construct and lease those sites in Carrier Markets which involve the construction of towers and related facilities ("Tower Sites") upon the terms and conditions of this Master Lease from the date of this Agreement through December 31, 2000 and any extensions thereto which are mutually agreed upon by Tower Company and Carrier. Tower Company acknowledges and agrees that the right to develop, construct and lease the Tower Sites is not an exclusive right and that Carrier may grant similar rights to other parties.

               (b) APPLICATION.

               (i) NOTICE. In the event that Carrier identifies a Tower Site or search ring where it intends to place, develop and construct a tower, and Carrier intends to grant to Tower Company the right to develop, construct and lease such Tower Site, Carrier shall give Tower Company notice of the Tower Site, and such Tower Site shall hereinafter be referred to as the "Applicable Tower Site".

               (A) NOTICE OF SEARCH RING. In the event that Carrier has issued a search ring for the Applicable Tower Site, but has not obtained a lease, contract, option or other right to lease the property for the Applicable Tower Site, Carrier shall notify Tower Company in writing of the parameters of the search ring for the Applicable Tower Site (the "Search Ring Notice").

               (B) NOTICE OF LEASE. In the event that Carrier has obtained a fully executed option, lease, contract or other right to lease the property for the Applicable Tower Site, Carrier shall notify Tower Company in writing of and deliver to Tower Company a complete copy of the lease, option, contract or other right to lease the property for the Applicable Tower Site (the "Lease Notice").

               (C) NOTICE OF BUILDING PERMIT. In the event that Carrier has obtained a fully executed lease, contract, option or other right to lease property for an Applicable Tower Site and is preparing to apply for a building permit for the Applicable Tower Site, Carrier shall notify Tower Company in writing, at least ten (10) days before the date that Carrier intends to make application for a building permit for Applicable Tower Site (the "Building Permit Notice") (the Search Ring Notice, the Lease Notice and the Building Permit Notice shall be collectively referred to as the "Notice of Applicable Tower Site").

               (D) OBLIGATION TO GIVE NOTICE. Notwithstanding paragraphs 2.1(b)(i)(A), (B) and (C), Carrier shall not be obligated to provide Tower Company the Notice of Applicable Tower Site until ten (10) days prior to the date that Carrier intends to make application for a building permit for the

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Applicable Tower Site, provided however, Carrier may elect to provide Tower
Company Notice of the Applicable Tower Site pursuant to 2.1(b)(i)(A) or 2.1(b)(i)(B) above.

         (ii) ACCEPTANCE OR REJECTION OF APPLICABLE TOWER SITE.

              (A) Tower Company shall have a period of twenty (20) days (the "Application Period") from the date of the Notice of Applicable Tower Site is received by Tower Company to accept (in the event of acceptance, the "Notice of Acceptance") or reject in writing any such Applicable Tower Site because of any characteristics associated with the Applicable Tower Site which would in the reasonable opinion of Tower Company adversely impact the development or ownership of the Applicable Tower Site as a multi-tenant tower site. In the event that Tower Company does not accept or reject the Applicable Tower Site within such twenty (20) day period, Tower Company shall be deemed to have rejected such Applicable Tower Site. In the event that Tower Company rejects or does not accept any Applicable Tower Site, Tower Company shall have no right to require an assignment of the Ground Lease or obligation to develop the Applicable Tower Site and Carrier shall have no further obligation to Tower Company in regards to the Applicable Tower Site under the terms of this Agreement.

              (B) (I)Notwithstanding anything to the contrary contained in this Agreement, in the event that Tower Company accepts an Applicable Tower Site, Tower Company will have the right to terminate its obligations with respect to such Applicable Tower Site under the terms of this Agreement at any time prior to commencement of construction of the Tower Facilities by providing a notice to Carrier because of (a) a title or environmental defect that materially adversely affects Tower Company's intended use of the Applicable Tower Site as a multi-tenant tower site and as contemplated under this Agreement provided that such defect is not caused by or contributed to by Tower Company, (b) Tower Company is unable to obtain necessary governmental approvals for the Applicable Tower Site as a multi-tenant tower site, or (c) Tower Company will be unable to obtain necessary governmental approvals without excessive cost and/or delay for the Applicable Tower Site as a multi-tenant tower site. (II) In the event of such a termination, if the applicable SLA has been signed, it will be deemed terminated automatically without further notice or agreement. Additionally upon such termination, Tower Company shall assign to Carrier any Ground Lease or Pre-Development Information which Tower Company may have regarding the Applicable Tower Site and Carrier shall assume any reasonable obligations thereunder the cost of which are provided for under this Agreement or the SLA and Carrier shall be obligated to the Tower Company for the reasonable Pre-Development Costs which have been agreed upon pursuant to the terms of this Agreement, including without limitation any Pre-Development Costs previously reimbursed by the Tower Company to the Carrier.

              (C) Notwithstanding anything else contained herein, Tower Company shall not be obligated to accept a Site, an assignment of the Ground Lease or Pre-Development Information until Carrier has completed all the items and work necessary for the completion of the stage of work or milestone which the Carrier has performed or intends to perform.

         (c) DUE DILIGENCE. During the (i) Application Period; and (ii) in the event that Tower Company provides Carrier with a Notice of Acceptance with respect to the Applicable Tower Site,

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during the period between the Application Period and the Commencement Date on the applicable SLA; and (iii) during the term of the applicable SLA, provided that Tower Company has assumed the Ground Lease, and has entered into an SLA with Carrier for the Applicable Tower Site, Carrier shall make available to Tower Company the Pre-Development Information. Carrier shall cooperate with Tower Company in making reasonable modifications to the Pre-Development Information at the request of Tower Company.

         (d) FEDERAL AVIATION ADMINISTRATION APPROVAL. Carrier shall not file with the FAA any application, responses, approvals and registration numbers submitted or received with respect to any Applicable Tower Site without the prior approval of Tower Company which approval shall not be unreasonably withheld, delayed or conditioned by Tower Company.

         (e) ASSIGNMENT AND ASSUMPTION OF GROUND LEASE. In the event that Tower Company accepts the Applicable Tower Site for development pursuant to paragraph
2.1 of this Agreement, and Carrier has entered a Ground Lease with the Ground Lessor, Carrier shall assign to Tower Company and Tower Company shall assume and agree to be bound, by the Ground Lease, together with the Easements to the Property pursuant to the Assignment and the relationship of the parties with regard to the Applicable Tower Site shall thereafter be governed by this Agreement. In the event that the Ground Lessor must consent to the assignment of the Ground Lease, the Assignment (and assumption on the part of Tower Company) shall be contingent upon the delivery of the consent of the Ground Landlord to the Assignment in substantially the form of the consent provided in the Estoppel Certificate attached hereto as Attachment "III" and such consent shall be a condition precedent to the Assignment. The form of the Assignment by which Carrier assigns the Ground Lease and any Easements to Tower Company shall be substantially the same form as that which is attached hereto as Attachment "I". The Assignment shall be executed by Carrier and Tower Company in three (3) counterpart originals, and one original execution copy shall be delivered to Carrier and two (2) original execution copies shall be delivered to Tower Company simultaneously with the assignment of the Pre-Development Information. In addition thereto, Tower Company and Carrier shall execute a Memorandum of Assignment in substantially the form of Attachment "II" to be recorded in the office of the property records in the County where the Property is located. The Memorandum of Assignment shall be executed and delivered to Tower Company simultaneously with the Assignment. Tower Company shall send the Memorandum of Assignment to the appropriate recording office for recording prior to the commencement of construction of the Tower Facilities as commencement of construction is defined in any mechanics or materialman's lien statute in the state where the Property is located (provided that Tower Company receives the Memorandum of Assignment executed by Carrier prior to such time). In addition thereto, Tower Company and Carrier shall use reasonable efforts to obtain from the Ground Lessor, a release of Carrier from all liabilities under the Ground Lease and shall include such release language in the Estoppel Certificate which is attached hereto as Attachment "III". Tower Company and Carrier shall exercise reasonable efforts to obtain an estoppel certificate from the Ground Lessor in substantially the form of the estoppel certificate attached hereto as Attachment "III." Tower Company shall and hereby agrees to hold Carrier harmless and indemnify Carrier from any and all claims, losses, obligations, damages, costs or expenses ever suffered, threatened or incurred by Carrier by reason of any act or omission of Tower Company under the Ground Lease from and after the date of the assignment, including without limitation, any default under the Ground Lease. Carrier shall and hereby agrees to hold Tower Company harmless and indemnify Tower Company from any and all claims, losses, obligations, damages, costs or expenses ever suffered, threatened or incurred by Tower Company by reason of any act or omission of Carrier under the Ground Lease before the date of the assignment, including without limitation, any default under the Ground Lease.

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         (f) ASSIGNMENT AND ASSUMPTION OF PRE-DEVELOPMENT INFORMATION. In the
event that Tower Company accepts the Applicable Tower Site for development pursuant to Paragraph 2.1 of this Agreement, and whether or not Carrier has entered a Ground Lease with the Ground Lessor, Carrier shall assign to Tower Company and Tower Company shall assume and agree to be bound, by Tower Company's right, title and interest in the Pre-Development Materials in Carrier's possession, to the extent transferable or assignable, and without warranty or representation, pursuant to an assignment and assumption agreement, substantially in the form of the Assignment attached hereto as Attachment "I" and the relationship of the parties with regard to the Applicable Tower Site shall thereafter be governed by this Agreement. The assignment of Pre-Development Materials shall be executed by Carrier and Tower Company in three (3) counterpart originals, and one (1) original execution copy shall be delivered to Carrier and two (2) original execution copies shall be delivered to Tower Company within five (5) days of the Notice of Acceptance. Unless otherwise provided in the schedule, simultaneously with the execution of the assignment of Pre-Development Information by the parties, Tower Company shall pay Carrier the Pre-Development Costs incurred by Carrier in connection with the Pre-Development Information in accordance with Attachment "VI".

         (g) COMPLETION OF PRE-DEVELOPMENT WORK. In the event that Tower Company accepts the Applicable Tower Site in accordance with the terms of this Agreement, Tower Company shall obtain and be responsible and liable for the completion of all matters necessary to complete the construction of the Tower Facilities upon the Applicable Tower Site that have not been completed by Carrier, including without limitation (i) obtaining zoning permits and approvals, variances, building permits and such other federal, state or local governmental approvals for the Applicable Tower Site, provided that Carrier will reasonably cooperate with Tower Company in connection therewith; (ii) obtaining the construction, engineering and architectural drawings and related site plan and surveys pertaining to the construction of the Tower Facilities on the Property (iii) obtaining the geotechnical report for the Property; (iv) obtaining a title report, commitment for title insurance, ownership and encumbrance report, title opinion letter, copies of instruments in the chain of title or any other information which may have been produced regarding the marketability of title and title to the Property and the easements; and (v) obtaining environmental assessments including phase I reports and a report relating to contemporaneous or subsequent intrusive testing, the "FCC Checklist" performed pursuant to National Environmental Protection Act requirements and any other information which may be necessary to obtain permits and maintain licensing for the operation of a wireless communications facility upon the Applicable Tower Site (collectively the "Pre-Development Information" or the "Pre-Development Materials"). Tower Company shall make available to and deliver to Carrier copies of all of the Pre-Development Information prior to the execution of an SLA.

         (h) ZONING AND GOVERNMENTAL APPROVALS. In the event that it is necessary to obtain any zoning or governmental approvals, permits, variances, or other action from any federal, state or local governmental body or entity ("Governmental Approvals") for the Applicable Tower Site and Tower Company has accepted the Applicable Tower Site prior to the issuance of such Government Approvals, where reasonably practicable and where Tower Company has not entered into a lease or license with any other carrier for the occupancy of the Tower Facility upon the Applicable Tower Site and provided that, Carrier has provided Tower Company notice that it intends to exercise its right to approve the Government Application contemporaneously with the delivery of the Notice of Applicable Tower Site, Carrier shall have the right:

  (I) to approve, (such approval not to be unreasonably withheld, delayed or conditioned) any application, motion, appeal or action ("Government Application") for such Government Approvals; and

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  (II)   to approve any presentation, witnesses, evidence, materials or reproduced works, or similar items, matters or parties which Tower Company intends to utilize or present for or to any person, entity, body or commission for such Governmental Approval; and

  (III) to require Tower Company to hire or use any witnesses, attorneys, consultants, lobbyists, public relations consultants, or parties which Carrier deems reasonably necessary to obtain the Governmental Approval.

Carrier shall pay and be liable for the added expense (the addition of which shall be documented by Tower Company) of exercising its rights under (I), (II), or (III). The withholding of any approval by Carrier solely because the Tower Facility has been designed as a multi-tenant tower site shall be an approval deemed to be unreasonably withheld. In the event that Tower Company has not entered into a lease or license with any other carrier for the occupancy of the Tower Facility upon the Applicable Tower Site, Carrier shall have the right at any time to withdraw, dismiss, terminate or otherwise cease any process, hearing or proceeding upon or regarding a Government Application. Tower Company may proceed with the Government Application but in no event shall Tower Company publish, advertise or otherwise use Carrier's name or likeness in the Government Application or any proceeding, appeal or other filing for the Government Approval and further provided that Carrier shall not be liable for any further costs or expenses incurred in connection with the Applicable Tower Site, including without limitation for the Government Approvals and that Carrier shall not be liable or responsible for or obligated to enter an SLA with Tower Company for the Applicable Tower Site. In the event that Carrier desires to terminate, dismiss, withdraw or otherwise cease any process, hearing, or proceeding upon or regarding a Government Application and in the reasonable opinion of Tower Company and Tower Company's counsel (in writing) such Government Application could have been approved and Tower Company does not construct a tower or similar facility upon the Applicable Tower Site, Carrier shall reimburse Tower Company for all fees and expenses incurred in connection with the Government Applications and the Pre-Development Costs. If the Tower Company is unable to obtain the Government Approvals for any Applicable Tower Site within One Hundred and Twenty (120) days after the Notice of Acceptance, (subject to the force majeure provisions of Paragraph 5.5(e), provided, however, that such act of force majeure (or such delay) is not contributed to or caused by any fault or negligence of Tower Company), Tower Company or Carrier may terminate the SLA within ten (10) days thereafter by providing written notice of termination to the other party. Upon such termination, at the option of the Carrier, Tower Company shall assign or reassign and deliver any or all Ground Leases under the Applicable Tower Site to Carrier or its assignee, any or all Pre-Development Information regarding the applicable Tower Site to Carrier or its assignee and any other easements, leases, licenses, subleases or agreements regarding or related to the Applicable Tower Site to the Carrier or its assignee.

         (i) SITE LEASE AGREEMENT. (i) In the event that an application for a building permit has been submitted for the Applicable Tower Site by the Carrier and that all Pre-Development Information has been completed and delivered to Carrier, Carrier and Tower Company shall execute two original execution copies of a Site Lease Agreement ("SLA") in substantially the form of the SLA attached hereto as Attachment "IV" and deliver such SLA to the other party within five
(5) business days of the Notice of Acceptance. Tower Company shall execute and deliver a Memorandum of SLA in substantially the form of the Memorandum of SLA attached hereto as Attachment "V" contemporaneously with the execution and delivery of the SLA.

    (ii) In the event that the Notice of Acceptance has been received prior to the submission of an application for a building permit and the delivery of all Pre-Development Information to Carrier, Carrier and Tower Company shall execute two original SLAs in substantially the form of the SLA attached hereto

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as Attachment VI and deliver such SLA to the other party within five (5)
business days of the delivery of Pre-Development Notice to Carrier.

    (iii) Carrier may refuse to execute and reject the SLA on any Applicable Tower Site because of any deficiency in the Pre-Development Information that materially adversely affects Carrier's intended use of the Applicable Tower Site for a wireless communications network or any deficiencies which are disclosed in the Pre-Development Information, (which Carrier did not obtain or prepare, did not have notice of, or in the event that Carrier had notice of such defect, Carrier did not object to such defect) which materially adversely affect Carrier's intended use of the Applicable Tower Site for a wireless communications network, including without limitation (A) exceptions to the title of the Property or the Easements that materially adversely affect Carrier's intended use of the Applicable Tower Site for a wireless communications network;
(B) deficiencies in the Plans and Specifications that materially adversely affect Carrier's intended use of the Applicable Tower Site for a wireless communications network; (C) deficiencies in the geotechnical analysis or environmental assessments for the Property or any deficiencies regarding the condition of the Property that materially adversely affect Carrier's use of the Applicable Tower Site for a wireless communications network; or (D) deficiencies in any requirements under the National Environmental Protection Act that cannot be remedied within thirty (30) days of Tower Company's receipt of notice of such deficiency from Carrier; (E) any deficiency in the SLA that materially adversely affects Carrier's intended use of the Applicable Tower Site for a wireless communications network; or (F) any deficiency in the Ground Lease or the due authorization thereof that materially affects Carrier's intended use of the Applicable Tower Site for a wireless communications network. In the event that Carrier refuses to execute or rejects the SLA in accordance with this paragraph, Carrier shall have no obligation to execute an SLA or obligation to Tower Company under this Master Lease in regards to the Applicable Tower Site. In the event that Carrier refuses to execute or rejects the SLA under this paragraph and Tower Company does not construct a tower upon the Applicable Tower Site, Carrier shall reimburse Tower Company up to one-half of the Pre-Development Costs (hereinafter defined), which accrued or were incurred, prior to Tower Company's notice of or knowledge of such deficiency in the Pre-Development Information, but in any event no more than $15,000.00 for the Pre-Development Costs for the Applicable Tower Site.

    (iv) Carrier shall be responsible for recording and bear the cost of recording the Memorandum of SLA.

                III. DESIGN AND CONSTRUCTION OF TOWER FACILITIES

         3.1. COVENANT TO CONSTRUCT. Construction of the Tower Facilities shall be the responsibility and obligation of Tower Company. Tower Company shall be responsible for the costs and construction of the Tower Facilities. Tower Company shall construct the Tower Facilities in accordance with and substantial compliance with the Plans and Specifications and all rules, regulations, laws, and orders of any governing body, local, state or federal. Tower Company shall obtain all necessary permits and approval of the Plans and Specifications from all applicable governmental agencies.

         3.2. APPROVAL OF PLANS AND SPECIFICATIONS. (a) In the event that Carrier has obtained plans for the construction of the Tower Facilities ("Plans") and specifications for the construction of (the "Specifications") the Tower Facilities, Carrier shall deliver to Tower Company the Plans and Specifications for the Tower Facilities within five (5) days of the complete execution of the Assignment. In the event that Tower Company does not approve the Plans and Specifications or modifies the Plans and Specifications, Tower Company shall deliver detailed written objections to the Plans and Specifications within ten (10) days of the receipt of the Plans and Specifications or Tower Company shall prepare and

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deliver to Carrier for approval by Carrier three (3) copies of any modifications to the Plans and Specifications. Any modifications to the Plans and Specifications for each Tower Facility shall be delivered to Carrier within thirty (30) days of the delivery of the Plans and Specifications to Tower Company. If no objection or modified Plans and Specifications are delivered to Carrier within the above-referenced time periods, the Plans and Specifications shall be deemed approved. Within ten (10) days after receipt of the modified Plans and Specifications, Carrier shall approve such modified Plans and Specification or deliver to Tower Company detailed written objections thereto.
If Carrier fails to either affirmatively approve or disapprove the modifications to the Plans and Specifications proposed by Tower Company within the ten (10) day period, Carrier shall be deemed to have effectively approved the Plans and Specifications.

              (b) In the event that Carrier has not obtained Plans and Specifications for the Tower Facility, Tower Company shall have Plans and Specifications for the Tower Facility prepared, designed and delivered to Carrier fourteen (14) business days prior to the date that the Tower Company and Carrier have agreed that the building permits and Pre-Development Information must be delivered to the Carrier in Attachment VI. Within five (5) business days of receipt of the Plans and Specifications, Carrier shall approve the Plans and Specifications or deliver to Tower Company detailed objections thereto. If Carrier does not affirmatively approve or disapprove the Plans and Specifications within such five (5) business day period, Carrier shall be deemed to have approved the Plans and Specifications.

              (c) Notwithstanding the foregoing, in the event that any federal, state or local governmental body, requires Tower Company or Carrier to modify the Plans and Specifications to obtain a Governmental Approval, Carrier or Tower Company may modify the Plans and Specifications provided that the other party approves such modification, such approval not to be unreasonably withheld, delayed or conditioned.

         3.3. PRE-DEVELOPMENT COSTS. Tower Company shall reimburse Carrier for the Pre-Development Costs as specified in Attachment VI.

         3.4. COMMENCEMENT OF CONSTRUCTION. Tower Company shall commence construction of the Tower Facility within fifteen (15) days of the availability of the building permit for the Applicable Tower Site. Tower Company shall complete construction of each individual Tower Facility within forty-five (45) days after the availability of the building permit for the Applicable Tower Site. Tower Company shall have no obligation to commence construction of the Tower Facilities unless and until a SLA has been executed by Carrier for that Tower Site. The commencement of construction and the completion of construction of each Tower Facility shall be subject to delays from substantial labor disputes, fire, unusual delay in deliveries not caused by or contributed to by Tower Company or its contractors, abnormal adverse weather conditions not reasonably anticipated, or government actions or inactions not caused or contributed to by Tower Company, or other unavoidable casualties or similar causes beyond reasonable control of Tower Company or Tower Company's contractor or for time needed to perform additional construction covered by any change order requested by Carrier. Notwithstanding the foregoing, Carrier and Tower Company may negotiate and agree upon a different schedule for the completion of the Tower Facilities in each Carrier Market pursuant to and part of a Schedule attached hereto as a Schedule attached to Attachment "VI".

         3.5. SELECTION OF CONTRACTOR. Prior to the commencement of construction of a Tower Facility under this Agreement, Tower Company shall provide Carrier with the names of the contractors it proposes to use for the construction of the Tower Facility. Carrier may, within five (5) business days of receipt of this information, object to the use of a specific contractor on a Tower Facility on a commercially reasonable basis.

         3.6. MANNER OF CONSTRUCTION. (a) Tower Company represents, warrants and agrees that the Tower Facilities shall be constructed in a good and workmanlike manner and in accordance with the Plans and Specifications and all applicable federal, state and local laws, ordinances, rules and regulations and shall be of good quality, free from faults and patent defects. Tower Company warrants to Carrier that all materials furnished in connection with the construction of the Tower Facilities will be new unless otherwise specified, and reasonably believes to be good quality, and that such construction will be of good quality in accordance with industry standards, free from faults and patent defects. The warranties set forth in this Paragraph 3.6 (a) shall be effective for one (1) year commencing on the date that Carrier accepts the Tower Facilities as complete pursuant to this Agreement.

              (b) Tower Company shall supervise and direct the work on the Tower Facilities (the "Work"), using Tower Company's professional skill and attention. Tower Company shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work on the Tower Facilities under this Agreement.

              (c) Unless otherwise provided in this Agreement, Tower Company shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for the proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

              (d) Tower Company shall enforce strict discipline and good order among the employees and other persons carrying out this Agreement. Tower Company shall employ people Tower Company reasonably believes to be fit and skilled in tasks assigned to them.

              (e) Tower Company shall pay sales, consumer, use, and other similar taxes regarding the Tower Facilities, the construction and leasing thereof, and shall secure and pay for any permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work. Carrier shall pay any taxes due in connection with the Rent (as hereinafter defined) to the extent that such taxes do not exceed ten percent (10%) of the base Rent provided for hereunder (excluding any fees or expenses which may be construed as or defined as Additional Rent).

              (f) Tower Company shall keep the Tower Facilities and surrounding area free from accumulation of waste materials or rubbish caused by operations under this Agreement. At completion of the work Tower Company shall remove from and about the Tower Facilities waste materials, rubbish, tools, construction equipment, machinery and surplus materials.

              (g) Tower Company shall provide Carrier (and its employees, agents and contractors) access to the Work in preparation and progress wherever located, provided that such access shall not interfere with the Work.

              (h) Tower Company shall pay all royalties and license fees with respect to the Work; shall defend suits or claims for infringement of patent rights and shall hold Carrier harmless from loss on account thereof in connection with the Work, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by Carrier unless Tower Company has reason to believe that there is an infringement of patent.

              (i) Tower Company shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Agreement. Tower Company shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

                   (1) employees on the Work, the Tower Facilities or the Property and other persons who may be affected thereby;

                   (2) the Work, the Tower Facilities, the Property and materials and equipment to be incorporated therein; and

                   (3) other property at the Property or adjacent thereto.

         3.7. NO LIENS. Tower Company shall not cause or allow (which shall mean any occurrence or item which is within the Tower Company's control) any involuntary liens or encumbrances to be recorded against the Tower Facilities, including without limitation, liens and encumbrances (a) arising out of or related to the performance of the construction, all liens and encumbrances of any contractor, subcontractor, laborer, mechanic or materialman for labor performed or material furnished in connection with the performance of the construction; (b) liens or encumbrances arising from taxes or assessments, except for liens for taxes or assessments which are not yet due and payable; or
(c) liens or encumbrances which may materially adversely impair Carrier's interest. In the event any such lien or encumbrance is recorded against all or any part of the Tower Facilities, Tower Company shall, within thirty (30) days after its receipt of notice that such a lien or encumbrance has been recorded, either (a) have such lien or encumbrance released of record, or (b) deliver to Carrier a bond, in form, content and amount, and issued by a surety, reasonably satisfactory to Carrier, indemnifying Carrier against all costs and liabilities resulting from such lien or encumbrance. Upon the delivery to Carrier of the bond specified in alternative (b) above, Tower Company may contest the validity, of such lien or encumbrance. Once such a lien or encumbrance is released of record, for any reason, any bond provided to Carrier hereunder shall be released and returned to Tower Company. Notwithstanding the foregoing, Tower Company may encumber the Tower Facilities with a lien or mortgage as surety for construction or permanent financing, provided that such lender or holder enters into a reasonably satisfactory non-disturbance agreement with Carrier.

         3.8. NOTIFICATION OF COMPLETION. Tower Company shall notify Carrier of the date when the Tower Facilities have been substantially completed by delivery of a notice in substantially the same form attached hereto as Attachment "VII" ("Notice of Completion"). Carrier will inspect the Tower Facilities within three
(3) business days of the receipt of Tower Company's notice that the Tower Facilities are complete. Within three (3) business days of inspection, Carrier will either provide a signed writing evidencing final acceptance of the construction and installation of the Tower Facilities or, through the use of a punch list form, advise Tower Company of the portions of the Tower Facilities that are defective or incomplete or of obligations that have not been fulfilled but are required for final acceptance. Any failure of Carrier to complete such inspection or punch list within such three (3) day periods shall not constitute an Event of Default under the terms of this Agreement or any SLA, but in such event the completion dates for installation of the Tower Facilities in this Agreement or any Schedule attached to Attachment VI shall be extended automatically an additional day for each day beyond the three (3) day period that Carrier delays such inspection and/or punch list. In the event that Carrier does submit a Punch List to Tower Company, Tower Company shall complete and correct all items on the Punch List within ten (10) days after delivery of the Punch List, subject to an extension as needed for completion if Tower Company has made diligent efforts to cure the Punch List items within the ten (10) day period, and was unable to complete the Punch List items for reasons beyond the reasonable control of Tower Company. Carrier shall not be deemed to have accepted the Tower Facilities as complete until completion of all items on the Punch List.

         3.9. IMPROVEMENTS BY CARRIER. Carrier shall be responsible for procuring any and all permits and approvals from any and all federal, state or local governmental agencies which may be required for the installation or operation of Carrier's Equipment on the Tower Facilities for each Site. Subject to the provisions of Paragraph 4.12, Carrier shall submit plans and specifications for the proposed installation of Carrier's Equipment to Tower Company for Tower Company's approval which depicts the location and manner of attachment of Carrier's Equipment to the Premises prior to completion of the final architectural and engineering drawings of the Tower Facilities; and (b) Carrier shall be responsible for the delivery of Carrier's Equipment to the Applicable Tower Site at Carrier's cost; and (c) Carrier shall be responsible for connecting Carrier's Equipment to utilities which have been extended to the Premises by Tower Company; and (d) Carrier shall provide at Carrier's sole cost and expense, Carrier's Equipment and all materials and equipment for the construction, installation, operation, maintenance and repair of Carrier's Equipment and (e) Carrier shall be responsible for the installation of Carrier's Equipment upon the Tower Facilities unless otherwise provided herein or in the Attachments, Assignment or SLA. Carrier shall not construct or install any equipment or improvements onto the Premises other than those which are described in the SLA or alter the radio frequency of operation of Carrier's Equipment without first obtaining the prior consent of Tower Company which consent shall not be unreasonably withheld, delayed or conditioned. Notwithstanding the foregoing, subject to paragraph 4.13, so long as Carrier obtains Tower Company's prior written approval, which approval shall not be unreasonably withheld, delayed, or conditioned, Carrier shall have the right to make alterations to the Premises and Carrier Equipment so long as Carrier does not increase the area of space upon the Tower Facilities or the ground space upon the Site, increase the wind or structural load upon the Tower Facility or create radio frequency interference which materially interferes with the equipment or network of other users who have a written contractual agreement with Tower Company for the location of equipment upon the Tower Facilities. Upon Carrier's request for Tower Company's consent to an alteration, Carrier shall provide to Tower Company
(i) a description of the proposed alteration, (ii) plans and specifications if reasonably requested by Tower Company and, (iii) an intermodulation study report evidencing that the proposed alteration will not create material radio frequency interference with the equipment of other users who have commenced rental payments under a written contractual agreement with Tower Company and have placed their equipment upon the Tower Facility upon the Applicable Tower Site or are scheduled to place their equipment upon the Tower Facility upon the Applicable Tower Site within sixty (60) days of such request.

         3.10. COMPLIANCE WITH GOVERNMENTAL RULES. All work required to be performed by Carrier or Carrier's employees, contractors or agents shall be made in a good and workmanlike manner. Tower Company shall be entitled to require substantial compliance with the plans and specifications approved by Tower Company pursuant to paragraph 3.9 including specifications for the grounding of Carrier's equipment and antennas. All construction, installations and operations in connection with this Master Lease by Carrier shall meet with all applicable rules and regulations of the FCC, and all applicable codes and regulations of the city, county, and state concerned. Carrier's use of contractors at an Applicable Tower Site shall be subject to the prior written consent of Tower Company, which consent shall not be unreasonably withheld, delayed or conditioned. Prior to the commencement of any work at an Applicable Tower Site, Carrier shall provide Tower Company with the names of the contractors it proposes to use for the work. Tower Company may, within three (3) business days of receipt of this information, object to the use of a specific contractor on a commercially reasonable basis.

                           IV. LEASE OF THE PREMISES

         4.1. PREMISES. Carrier may install, maintain, operate and remove all or portion of Carrier's Equipment on the Tower Facilities, at the heights and in those locations designated in an SLA upon the Property. The terms and conditions of this Master Lease shall be incorporated into each SLA and the terms and conditions of each SLA shall be governed by the terms, covenants and conditions of this Master Lease as though set forth in the SLA word for word. The SLA for each Site shall be in substantially the same form as that attached hereto as Attachment "IV". The SLA shall be executed by Carrier and Tower Company and shall incorporate by reference information about the Site including but not limited to the legal description of the Premises and the Property which is the subject of the Ground Lease, the legal description of the Easements, a description of Carrier's Equipment, and a mounting height of the antennas in the instance of a Tower Facility or other structure. In no event shall Carrier's Equipment exceed or deviate from the equipment described in the SLA without the prior written consent of Tower Company which consent shall not be unreasonably withheld, delayed or conditioned, provided however, Tower Company and Carrier acknowledge and agree that so long as Tower Company approves any substituted, additional, altered, modified, replaced or upgraded equipment, which approval shall not be unreasonably withheld, delayed or conditioned and any substituted, additional, altered, modified, replaced or upgraded equipment does not increase the wind load or structural burden upon the Tower Facilities, does not increase the space upon the Tower Facilities or the ground space upon the Site, and does not create any technical or radio frequency interference which materially interferes with the equipment or network of other users who are then located upon the Tower Facilities (or scheduled to be located upon the Tower Facilities at the Applicable Tower Site within sixty (60) days of such request) who have a written contractual agreement with Tower Company for the location of equipment upon the Tower Facilities at the time of the request for such substitution, addition, alteration, modification, replacement or upgrade, Carrier may substitute, add, alter, modify, replace or upgrade Carrier's Equipment described in the SLA upon the Tower Facilities. Upon Carrier's request for Tower Company's consent to a substitution, addition, alteration, modification, replacement or upgrade, Carrier shall provide to Tower Company (i) a description of the proposed substitution, addition, alteration, modification, replacement or upgrade, (ii) plans and specifications if reasonably requested by Tower Company and, (iii) an intermodulation study report evidencing that the proposed substitution, addition, alteration, modification, replacement or upgrade will not create radio frequency interference which materially interferes with the equipment or network of other users who have a written contractual agreement with Tower Company and have placed their equipment upon the Tower Facility upon the Applicable Tower Site or are scheduled to place their equipment upon the Tower Facility upon the Applicable Tower Site within sixty (60) days of such request.

         4.2. USE. Subject to the provisions of Paragraph 3.9, Carrier may use the Premises for (i) the transmission and reception of wireless communications signals from the Carrier's Equipment, (ii) the construction, alteration, maintenance, replacement, repair, and upgrade of the Carrier's Equipment at Carrier's sole cost and expense subject to the covenants in Paragraph 4.1 of this Master Lease requiring Tower Company's consent in certain instances and prohibiting the increasing of space upon the Tower Facilities or the ground space upon the Site, interference and wind load and structural burden, and (iii) incidental activities related to any of the foregoing. The use of any Tower Facility granted Carrier by this Master Lease shall be non-exclusive, but it shall be limited in strict accordance with this Master Lease. Tower Company shall have the right to enter into lease and license agreements with others relating to the Tower Facility in the reasonable discretion of Tower Company subject to the covenants, terms and conditions of this Master Lease including, without limitation, covenants prohibiting material interference with Carrier's Equipment found in paragraph 4.13 of this Master Lease. Carrier will have reasonable right of access to the tower where Carrier Equipment is located, provided that Carrier must give twenty-four

(24) hours prior notice. Carrier will have unrestricted access twenty-four (24) hours a day seven (7) days a week to its ground space. In the event of an emergency situation which poses an immediate threat of substantial harm or damage to persons and/or property (including the continued operations of Carrier's Equipment) which requires ascension of the tower, Carrier may ascend same and take the actions that are required to protect individuals or personal property from the immediate threat of substantial harm or damage, provided that promptly after the emergency entry and in no event later than twenty-four (24) hours, Carrier gives Tower Company telephonic and written notice of Carrier's ascension of the tower. Tower Company's prior written approval is necessary for access of an Applicable Tower Site by any non-Carrier personnel, such approval not to be unreasonably withheld, delayed or conditioned. Tower Company hereby approves access by Applicable Tower Sites by the non-Carrier personnel listed on Attachment IX, subject to entry notice requirements under this paragraph 4.2.

         4.3. INITIAL TERM OF MASTER LEASE. The Term of this Master Lease shall be for a period of five (5) years from the date of this Master Lease. The Master Lease shall automatically renew for four (4) additional terms of five (5) years each unless Tower Company or Carrier notifies the other party of its intention not to renew this Master Lease at least six (6) months prior to the end of the then existing term or Renewal Term of this Master Lease. The terms and conditions of the Master Lease which are applicable to each SLA shall remain in force and continue to apply until the termination or expiration of the applicable SLA even if the Master Lease is terminated or not renewed.

         4.4. INITIAL TERM OF SLAS. The initial term of the SLA for each Tower Facility shall be for a period of five (5) years commencing on the Commencement Date and expiring on the fifth (5) anniversary of the Commencement Date ("Initial Term"). Carrier and Tower Company shall execute a letter agreement in substantially the form of Attachment "VIII", which shall be attached to each SLA confirming the calendar date which the parties acknowledge and agree is the Commencement Date for each SLA.

         4.5. RENEWAL TERMS FOR SLA. Carrier shall have the right to extend each SLA for four (4) additional period(s) of five (5) years each ("Renewal Terms"), provided that Carrier is not in default under the applicable SLA at the time Carrier provides Tower Company with its renewal notice or on the first day of the renewal period. Carrier shall provide Tower Company written notice of Carrier's intent to renew any SLA not less than one hundred twenty (120) days prior to the end of the then existing term. Each Renewal Term shall be on the same terms and conditions as set forth in this Master Lease except that Rent shall accrue in the manner described on Attachment VI and insurance requirements shall increase in accordance with paragraph 4.17 of this Master Lease.

         4.6. QUIET ENJOYMENT. Tower Company represents and warrants that Carrier shall have the quiet enjoyment of the Premises throughout the term of the SLA, without threat of hindrance, ejection or molestation, subject to Carrier's fulfillment of the terms and conditions of this Master Lease and the applicable SLA, title exceptions disclosed to Carrier as part of the Pre-Development Materials, and condemnation proceedings.

         4.7. GROUND LEASE. (a) Tower Company covenants that it shall not commit any act which would result in a default, non-renewal or nonconformance of the Ground Lease beyond any applicable notice or grace period. The SLA shall be subject to the continued existence and enforceability of the Ground Lease, provided, however, any termination or expiration of the Ground Lease which occurs as a result of any default, non-renewal or non-conformance by Tower Company under the terms of the Ground Lease, without the prior written consent of Carrier, shall be construed as an event of default under the terms of the SLA.

              (b) In the event that the Ground Lease requires the Ground Lessor to consent to the making of the applicable SLA, it shall be a condition precedent to the effectiveness of the SLA that Tower Company obtains such consent. The form and content of such consent shall be subject to Carrier's approval, not to be unreasonably withheld, delayed or conditioned.

              (c) In the event that Tower Company loses its possessory right to a Site because of a termination or expiration of a Ground Lease which occurs during the term or any renewal term of the Ground Lease and not at or beyond the final renewal term if all renewal terms were exercised hereunder (including any agreed upon extension), Tower Company hereby grants to Carrier the option to purchase the Tower Facilities on the applicable Site (and any accessories, accessions, attachments, fixtures or other equipment in connection therewith, etc., including without limitation storage buildings and fences) for the fair market value of the Tower Facilities (and such accessories, accessions, attachments, fixtures, equipment, etc.) such fair market value to be measured as though the Tower Facilities were to continue operation at the Tower Site. Such right and agreement does not waive any requirement or covenant that Tower Company must maintain the Site Lease in full force and effect and shall not commit any act which would result in a non-renewal, default or nonconformance of the Ground Lease beyond any applicable notice or grace period.

              (d) Tower Company agrees to use reasonable efforts to deliver a nondisturbance and attornment agreement with the Ground Lessor for Carrier's continued possession of the Premises under the applicable SLA and/or the assumption and/or assignment of the Ground Lease to Carrier in the event that Tower Company elects to terminate the Ground Lease. Carrier acknowledges and agrees that the language provided in paragraph 5 of the Estoppel Certificate attached hereto as Attachment III will be sufficient to comply with the requirements of this provision. This provision shall not imply that Carrier consents to the expiration or termination of the Ground Lease by Tower Company.

              (e) RIGHT OF FIRST REFUSAL. (i) In the event that Tower Company receives a bona fide arms length offer pursuant to which an independent non-affiliated third party (the "Third Party") would enter into a sublease, license or other occupancy agreement with respect to a portion of the Tower Facilities below the height specified by Carrier at the time Carrier and Tower Company executed an SLA, and Tower Company intends to accept such offer, Tower Company shall send written notice (the "Right of First Refusal Notice") to Carrier offering to sublease the Right of First Refusal Space to Carrier for the same rent and under the same terms and conditions as the aforementioned bona fide offer (the "Right of First Refusal"). The Right of First Refusal Notice shall specify the height at which the offeree intends to install its equipment and the rent that it shall pay. Carrier shall have five (5) business days after its Receipt of the Fight of First Refusal Notice to give Tower Company written notice of its intent to exercise the Right of First Refusal. If Carrier does not give Tower Company written notice of its intent to exercise the Right of First Refusal within five (5) business days, Carrier's right to exercise the Right of First Refusal terminates as to that specific tenant and offer. Tower Company may then sublease or license such space to the Third Party.

              (ii) In the event Tower Company constructs a Tower Facility higher than the height specified by Carrier at the time when Carrier and Tower Company execute an SLA, Tower Company shall send Carrier a written notice specifying the height of the Tower Facilities and offering Carrier the right to locate Carrier Equipment at a different height upon the Tower Facilities and Carrier shall have the right to locate Carrier Equipment at any level upon the Tower Facilities upon the same terms and conditions of the original SLA (the "Additional Height Right of First Refusal"). Carrier shall have five (5) days after its receipt of the notice, to notify Tower

         Company of its desire to locate its equipment at a height different from which it originally specified and that it shall exercise the Additional Height Right of First Refusal.

              (iii) Tower Company and Carrier shall enter into and execute a modification of the original SLA and memorandum of SLA to evidence the modification of the height of Carrier Equipment upon the Tower Facilities within thirty (30) days of the date that Carrier gives Tower Company notice that it exercised the Right of First Refusal or the Additional Height Right of First Refusal.

         4.8. RENT. As consideration for the use and occupancy of the Premises under any SLA, Carrier shall pay Tower Company rent as shown on Attachment "VI" ("Rent").

         4.9. CARRIER'S EQUIPMENT. Carrier's Equipment shall remain Carrier's exclusive personal property throughout the term and upon termination of the SLA. Carrier shall have the right to remove all Carrier's Equipment at Carrier's sole cost and expense on or before the expiration or earlier termination of the SLA, and Carrier will restore the Premises and the Tower Facilities to the condition existing on the Commencement Date of the applicable SLA, except for ordinary wear and tear and insured casualty loss and will repair any damage to the Premises, the Property or the Tower Facilities caused by such removal, provided that Carrier shall not be obligated to remove any pads, utilities or similar permanent fixtures. Tower Company and Tower Company's agents shall have the right to enter the Premises and the Tower Facility located upon the Premises at reasonable times for the purpose of inspecting the same. In the event that Carrier fails to remove Carrier's Equipment from the Premises on or before the expiration or earlier termination of the SLA, Carrier's Equipment will be subject to disconnection, removal and storage by Tower Company at Carrier's reasonable cost. If Carrier's Equipment remains on the Premises after the expiration or earlier termination of the SLA, or if Tower Company removes such equipment from the Tower Site, for so long as Tower Company stores such equipment, Carrier will pay Tower Company a holdover fee of [CONFIDENTIAL TREATMENT REQUESTED] of the then-effective monthly rent under the SLA, prorated from the effective day of termination or expiration to the date Carrier's Equipment is removed from the Premises.

         4.10. MECHANICS' LIENS. Carrier shall not cause or allow (which shall mean any occurrence or item which is within the Carrier's control) any involuntary liens or encumbrances to be recorded against the Tower Facilities or Carrier's Equipment, including without limitation, liens or encumbrances (a) arising out of or related to the performance of the construction, installation or operation of the Carrier's Equipment, all liens and other encumbrances of any contractor, subcontractor, laborer, mechanic or materialman for labor performed or material furnished in connection with the performance of the construction;
(b) liens or encumbrances arising from taxes or assessments, except for lien or encumbrances for taxes or assessments which are not yet due and payable; or (c) liens or encumbrances which may materially adversely impair Tower Company's interest. In the event any such lien or encumbrance is recorded against all or any part of the Tower Facilities, Carrier shall, within thirty (30) days after its receipt of notice that such a lien or encumbrance has been recorded, either
(a) have such lien or encumbrance released of record, or (b) deliver to Tower Company a bond or letter of credit, in form, content and amount, and issued by a surety, reasonably satisfactory to Tower Company, indemnifying Tower Company against all costs and liabilities resulting from such lien or encumbrance. Upon the delivery to Tower Company of the bond or letter of credit specified in alternative (b) above, Carrier may contest the validity of such lien or encumbrance. Once such a lien or encumbrance is released of record, for any reason, any bond or letter of credit provided to Tower Company hereunder shall be released and returned to Carrier. Notwithstanding the foregoing, Carrier may encumber the Carrier Equipment with a lien or encumbrance or mortgage as surety for construction or permanent financing, provided that such lender or holder enters into a reasonably satisfactory non-disturbance agreement with Tower Company.

         4.11. MAINTENANCE AND REPAIRS.

              (a) Carrier shall perform all repairs necessary or appropriate to Carrier's Equipment to maintain Carrier's Equipment in a good and tenantable condition, reasonable wear and tear, damage by fire, the elements or other casualty excepted. Damage to Carrier's Equipment resulting from the acts or omissions of Tower Company shall be repaired by Carrier at Tower Company's cost and expense. Tower Company shall reimburse Carrier for the actual reasonable costs incurred as evidenced by adequate documentation by Carrier in repairing such damage or replacing Carrier's Equipment.

              (b) Tower Company shall maintain the Tower Facilities, the Site, the Easements, and portions of the Property other than Carrier's Equipment (i) in good order and repair, wear and tear, damage by fire, the elements or other casualty excepted; and (ii) in such condition that the Tower Facilities and the Property are required to be maintained by Tower Company pursuant to the Ground Lease; and (iii) in compliance with all rules, laws, regulations and orders of any governmental entity. Damage to the Site, Easements, Property or property surrounding the Property, Tower Facilities or the equipment or improvements of Tower Company or others located on the Property or the Tower Facilities, which results from the acts or omissions of Carrier shall be repaired by Carrier at Carrier's cost and expense, or at the option of Tower Company, Carrier shall reimburse Tower Company for the actual reasonable costs incurred by Tower Company in repairing such damage or replacing such equipment or improvements as evidenced by adequate documentation. Notwithstanding the foregoing or other provisions in this Master Lease to the contrary, Tower Company may delegate its obligations to maintain or repair the Tower Facilities to another company provided that such delegation does not increase the costs of said services over and above that which would have been charged by Tower Company, that such company to whom the obligations are delegated complies with all the terms and provisions of this Agreement, and provided that such delegation does not in effect, delegate all or a substantial portion of Tower Company's obligations under this Agreement and further provided that such company or companies complies with and is required to comply with all the terms, conditions, covenants, warranties and representations under this Agreement.

              (c) Tower Company assumes no responsibility for the licensing, operation and maintenance of Carrier's Equipment.

         4.12. UTILITIES. Carrier shall be solely responsible for the payment of utility charges including connection charges and security deposits incurred in association with Carrier's Equipment. Carrier will be responsible for setting up their account for ongoing power usage. Tower Company will be responsible for bringing in and connecting power to the Tower Site, including without limitation, the installation of the meter, the base, conduits and the primary power run from the nearest utility pole. Carrier will coordinate with the utility companies for the meter for the Carrier Equipment. Tower Company shall provide and install telephone conduits inside the compound of the Tower Facility. Carrier will order T-1 circuits for the Tower Site. Tower Company will coordinate the telephone copper punch block and/or the telephone pedestal. Any fiber facilities will be the responsibility of Carrier. Carrier, at Carrier's expense, may install or improve existing utilities servicing the Tower Facility and may install an electrical grounding system or improve or connect to any existing electrical grounding system to provide the greatest possible protection from lightning damage to the Tower Facility. In addition thereto, Carrier may connect its utilities to any emergency generator or similar emergency power source which Tower Company may have at the Tower Site or the Property for a fee to be mutually agreed upon by Carrier and Tower Company.

Tower Company, at Carrier's expense, shall assist Carrier in obtaining any utility services necessary to service Carrier Equipment including, without limitation, any meters, telephone lines or services to the Premises.

         4.13. INTERFERENCE AND MAXIMUM PERMISSIBLE EXPOSURE.

              (a) BY OTHER OCCUPANTS. Tower Company may enter into sublease or license agreements with other companies for the Tower Facilities which are the subject of this Master Lease, provided that Tower Company shall require such sublessee or licensee to install equipment of types and frequencies that will not cause material interference to Carrier's communications operations then being conducted from the Premises and subject to the provisions of this Master Lease. Tower Company agrees that in the event such sublessee or licensee causes material interference with Carrier's Equipment, Tower Company will require such sublessee or licensee to take all steps necessary to correct and eliminate the material interference. If such material interference cannot be eliminated within five (5) business days after receipt by Tower Company of notice from Carrier of the existence of material interference, Tower Company shall take such actions as are permitted by law and can be conducted without breach of the peace such as causing such sublessee or licensee to disconnect the electric power and shut down such sublessee's or licensee's equipment (except for intermittent operation for the purpose of testing, after performing maintenance, repair, modification, replacement, or other action taken for the purpose of correcting such interference) until such material interference is corrected. If such material interference is not rectified to the reasonable satisfaction of Carrier within sixty (60) days after receipt by Tower Company of such prior notice from Carrier of the existence of material interference, Tower Company shall cause such sublessee or licensee to remove such sublessee's or licensee's antennas and equipment from the Tower Facilities. Tower Company agrees to provide Carrier with notice of the status of the situation within thirty days of Tower Company's receipt of notice from Carrier of the existence of material interference. Carrier agrees to cooperate with Tower Company and the other Tower Facility subtenants to identify and remedy interference, provided that such cooperation does not result in or incur any additional expense upon Carrier.

              (b) BY CARRIER. In no event shall Carrier alter the operations of Carrier's Equipment or replace, upgrade or otherwise modify the operations of Carrier's Equipment in a manner which will cause material interference with the operations of any other equipment which is then in existence on the Tower and for which Tower Company has a written contractual agreement with an independent bona fide third party who has commenced rental payments under a written contractual agreement with Tower Company and has placed their equipment upon the Tower Facility upon the Applicable Tower Site or are scheduled to place their equipment upon the Tower Facility upon the Applicable Tower Site within sixty
(60) days of such request. Carrier agrees that in the event Carrier's Equipment causes material interference with any existing equipment upon the Tower Facilities which was placed upon the Tower Facilities prior to the installation of any modifications to Carrier Equipment upon the Tower Facilities, Carrier will take all steps necessary to correct and eliminate the material interference. If such material interference cannot be eliminated within five (5) business days after receipt by Carrier from Tower Company of notice of the existence of material interference, Carrier shall cease operation of Carrier's Equipment (except for intermittent operation for the purpose of testing, after performing maintenance, repair, modification, replacement or other action taken for the purpose of correcting such material interference) until such material interference is corrected. If the material interference is not corrected within the five (5) business day period, Tower Company may take such actions as are permitted by law and can be conducted without breach of the peace such as causing such Carrier to disconnect the electric power and shut down Carrier's equipment (except for intermittent operation for the purpose of testing, after performing maintenance, repair, modification, replacement, or other action taken for the purpose of correcting such material interference) until such material interference is corrected. Carrier covenants that Carrier's Equipment shall be operated in compliance with all applicable federal state and local laws, ordinances and regulations.

              (c) MAXIMUM PERMISSIBLE EMISSIONS; COOPERATIVE EFFORTS. If antenna power output ("RF Emissions") becomes subject to any restrictions imposed by the FCC or any other government agency for RF Emissions standards on MTE limits, or if the Tower Facilities otherwise become subject to federal, state or local rules, regulations, restrictions or ordinances, Carrier shall comply with Tower Company's reasonable requests for modifications to Carrier's Equipment which are reasonably necessary for Tower Company to comply with such limits, rules, regulations, restrictions or ordinances. The RF Emissions requirements of Carrier shall be subordinate to any prior users of the Tower Facilities. Similarly, the RF Emissions of users subsequent to Carrier shall become subordinate to any requirements of Carrier. If Tower Company or Carrier reasonably require an engineering evaluation or other power density study be performed to evaluate RF Emissions compliance with MPE limits, then all reasonable costs of such an evaluation or study shall be shared equally between Tower Company, Carrier, and any other users of the Tower Facilities. If said study indicates that RF Emissions at the Tower Facility do not comply with NPE limits, then Tower Company, Carrier, and subsequent tenants shall immediately take any steps necessary to ensure that they are individually in compliance with such limits or shall at the demand of Tower Company cease operations until a maintenance program or other mitigating measures can be implemented to comply with MPE. Carrier shall have the right, without waiving any other rights or remedies, to terminate the SLA applicable to any such Site in the event that such mitigation measures cannot be implemented without materially adversely affecting the operation of Carrier Equipment.

              (d) SIGNAGE REGARDING MPE. Carrier acknowledges and understands that Tower Company may install certain signage and/or physical barriers pertaining to radio frequency exposure from transmitters and other equipment located upon the Tower Facilities. Tower Company and Carrier shall instruct all of their personnel and their contractors performing work at the Tower Facilities, the Property or the Premises, to read carefully all such signage, to follow the instructions provided in such signage, and to honor all physical barriers. Carrier shall be responsible for placement of signage or physical barriers at or near Carrier Equipment and/or its cabinet or building at the Premises in order to comply with applicable FCC radio frequency exposure guidelines. Tower Company agrees that it shall cooperate with Carrier in these efforts and that Tower Company shall instruct its personnel and contractors performing work at the Property, the Tower Facilities and the Premises to read carefully all such signage, to follow the instructions provided in such signage, and to honor all physical barriers. In no event shall Tower Company's personnel or contractors tamper with any such signage or barriers. Tower Company and Carrier shall cooperate in good faith to minimize any confusion or unnecessary duplication that could result from similar signage being posted respecting other carriers' transmission equipment (if any) at or near the Premises, the Tower Facilities and the Property.

              (e) NOTICE. In order to facilitate the provisions of this Section, and the remaining provisions of this Agreement, the Tower Company shall give Carrier notice of any party who shall occupy the Tower Facilities which notice may be delivered contemporaneously with and contained in the notices provided for in 4.7(e).

         4.14. TOWER MARKING AND LIGHTING REQUIREMENTS. Tower Company shall be responsible for designing and maintaining the Tower Facilities to comply with any applicable marking and lighting requirements imposed by the FAA and the FCC. Tower Company shall be responsible for the replacement of bulbs and for the repair of the tower lighting system.

         4.15. INDEMNIFICATION AND RISK OF LOSS.

              (a) Carrier shall bear the risk of loss for Carrier's Equipment for all reasons other than the negligent acts or omissions or intentional misconduct of Tower Company or other subtenants at a Site.

              (b) Carrier shall exonerate, hold harmless, indemnify, and defend Tower Company from any and all claims, obligations, liabilities, costs, demands, damages, expenses, suits or causes of action, including costs and reasonable attorneys' fees, which may arise out of (i) any injury to or the death of any person; or (ii) any damage to property, if such injury, death or damage arises out of or is attributable to or results from Carrier's use and occupancy of the Premises, Property or the Tower Facilities or the negligent or intentional acts or omissions of Carrier or Carrier's principals, employees, agents or independent contractors and such injury, death or damage is not contributed to or caused by the acts or omissions of Tower Company or Tower Company's use, operation or ownership of the Property or the Tower Facilities; and

              (c) Tower Company shall exonerate, hold harmless, indemnify and defend Carrier from any and all claims, obligations, liabilities, costs, demands, damages, expenses, suits or causes of action, including costs and reasonable attorneys' fees, which may arise out of (i) any injury to or the death of any person; or (ii) any damage to property, if such injury, death or damage arises out of or is attributable to or results from Tower Company's use, operation or ownership of the Property or the Tower Facilities, or the negligent or intentional acts or omissions of Tower Company or Tower Company's principals, employees, agents or independent contractors, and such injury, death of damage is not caused by or contributed to by the acts or omissions of Carrier or Carrier's use or operation of the Tower Facilities or Property or its ownership interest in the Premises.

         4.16. ENVIRONMENTAL INDEMNIFICATION.

              (a) Carrier, its heirs, grantees, successors, and assigns shall indemnify, defend, reimburse and hold harmless Tower Company from and against any and all environmental damages, caused by activities conducted on the Premises by Carrier which result in or arise from (i) the presence of Hazardous Materials upon, about or beneath the Premises or migrating to or from the Premises which were introduced to the Premises by Carrier, or (ii) the violation of any environmental requirements by Carrier pertaining to the Premises and any activities thereon. Carrier covenants that it shall not nor shall Carrier allow its employees, agents or independent contractors to treat, store or dispose of any Hazardous Materials on the Premises or the Property in violation of any applicable law.

              (b) Tower Company, its heirs, grantees, successors, and assigns shall indemnify, defend, reimburse and hold harmless Carrier from and against any and all environmental damages, caused by activities conducted on the Premises by Tower Company which result in or arise from (i) the presence of Hazardous Materials upon, about or beneath the Premises or migrating to or from the Premises which were introduced to the Premises by Tower Company, or (ii) the violation of any environmental requirements by Tower Company pertaining to the Premises and any activities thereon. Tower Company covenants that it shall not, nor shall Tower Company allow its employees, agents or independent contractors to treat, store or dispose of any Hazardous Materials on the Premises or the Property in violation of any applicable law.

         4.17. INSURANCE. (a) (i) Carrier shall procure and maintain during the term of this Master Lease and commencing with the Assignment and during the term of any applicable SLA the following insurance : (A) comprehensive general liability insurance with a commercial general liability endorsement having a minimum limit of liability of $1,000,000, with a combined limit for bodily injury and/or property damage for any one occurrence, and (B) excess/umbrella coverage of $2,000,000; and (C) Workers Compensation Insurance and Employees' Liability Insurance for the statutory limit, but in no event no less than One Million and No/100 Dollars ($1,000,000.00) and (iii) Carrier shall procure and maintain during the term of this Master Lease and during the term of any applicable SLA the following insurance: "All Risk" property insurance which insures Carrier's Equipment for its full replacement cost; provided that the imposition of these limits of insurance shall not limit the liability of Carrier hereunder. Tower Company, at its option, may require Carrier to increase the amounts of the foregoing insurance at the commencement of each Renewal Term of each SLA by a reasonable amount over the amount of insurance provided herein in effect for the previous Initial Term or Renewal Term.

              (b) (i) Tower Company shall procure and maintain during the terms of the Master Lease and commencing with the Assignment and during the term of any applicable SLA, the following insurance: (A) comprehensive general liability insurance with a general liability endorsement having a minimum limit of liability of $1,000,000 with a combined limit for bodily injury and/or property damage for any one occurrence; and (B) excess umbrella coverage of $2,000,000; and (C) Workers Compensation Insurance and Employees' Liability Insurance for the statutory limit, but in no event no less than One Million and No/ 100 Dollars ($1,000,000.00); and (ii) Tower Company shall procure and maintain during the term of this Master Lease and during the term of any applicable SLA the following insurance: "All Risk" property insurance which insures the Tower Facilities and the Property for its full replacement cost; provided that the imposition of these limits of insurance shall not limit the liability of Tower Company hereunder. Carrier may, at its option, require Tower Company to increase the amounts of the foregoing insurance at the commencement of each Renewal Term of each SLA by a reasonable amount over the amount of insurance provided herein in effect for the previous Initial Term or Renewal Term.

              (c) Tower Company and any party holding a security interest in the Tower Facilities which is identified to Carrier and any party holding a security interest in Carrier's Equipment shall be named as an additional insured on any insurance policy procured by Carrier pursuant to this Master Lease and Carrier and any party holding a Security Interest in Carrier Equipment which is identified to Tower Company, shall be named as an additional insured on any insurance policy procured by Tower Company pursuant to this Master Lease.

         4.18. SUBROGATION.

              (a) IN GENERAL. All insurance policies required to be maintained by Carrier and Tower Company under this Master Lease shall contain a waiver of subrogation provision under the terms of which the insurance carrier waives all of such carrier's rights to proceed against Tower Company or Carrier as may be applicable, excluding workers compensation and employee liability insurance.

              (b) MUTUAL RELEASE. Tower Company and Carrier each release the other and their respective representatives from any claim by them or any one claiming through or under them by way of subrogation or otherwise for damage to any person or to the Premises, the Tower Facilities or the Property, and to the fixtures, personal property, improvements and alterations in or on the Premises that are caused by or result from risks insured against under any insurance policy carried by them to the extent of such insurance, provided that such releases shall be effective only if and to the extent that the same do not diminish or adversely affect the coverage under such insurance policies.

         4.19. DESTRUCTION OR CONDEMNATION.

              (a) If the whole or any substantial part of the Premises, the Tower Facilities or the Property shall be taken by any public authority under the power of eminent domain, or if the whole or any substantial part of the Premises, the Tower Facilities or the Property shall be destroyed by fire or other casualty that is not caused by Carrier, so as to materially interfere with Carrier's use and occupancy thereof, then, at the option of Carrier, the applicable SLA shall cease on the part so taken on the date of possession by such authority of that part, (or in the event that Carrier must remove Carrier's Equipment prior to that date, the date Carrier must move Carrier's Equipment) and any unearned rent paid in advance of such date shall be refunded by Tower Company to Carrier within thirty (30) days of such possession, and Carrier shall have the right to terminate the SLA upon written notice to Tower Company, which notice shall be delivered by Carrier within thirty (30) days following the date notice is received by Carrier of such taking or possession. If Carrier chooses not to terminate the SLA, the rent shall be reduced or abated in proportion to the actual reduction or abatement of Carrier's use of the Premises. In the event of any taking, destruction or other casualty hereunder which prevents Carrier's use and occupancy of the Premises and/or the Tower Facilities, subject to the terms of the Ground Lease (including obtaining any necessary approvals thereunder) Carrier shall have the option of placing a temporary communications facility upon available space upon the Property (if any) for a period of up to one year at a rate mutually agreeable to the parties. Carrier shall have first right to any such available space and any other tenants, licensee, or occupants of the Tower Site rights shall be subordinate to the rights of Carrier to such available space.

              (b) If the whole or any substantial part of the Premises, the Tower Facilities or the Property shall be taken by any public authority under the power of eminent domain, or if the whole or any substantial part of the Premises, the Tower Facilities or the Property shall be destroyed by fire or other casualty, so as to materially interfere with Tower Company's ability to maintain and lease thereof, then, at the option of Tower Company, the applicable SLA shall cease on the part so taken on the date of possession by such authority of that part and any unearned rent paid in advance of such date shall be refunded by Tower Company to Carrier within thirty (30) days of such possession, and Tower Company shall have the right to terminate the SLA upon written notice to Carrier, which notice shall be delivered by Tower Company within thirty (30) days following the date notice is received by Tower Company of such taking or possession. In the event of any taking, destruction or other casualty hereunder which prevents Carrier's use and occupancy of the Premises and/or the Tower Facilities, subject to the terms of the Ground Lease (including obtaining any necessary approvals thereunder) Carrier shall have the option of placing a temporary communications facility upon available space upon the Property (if any) for a period of up to one year at a rate mutually agreeable to the parties. Carrier shall have first right to any such available space and any other tenants, licensee, or occupants of the Tower Site rights shall be subordinate to the rights of Carrier to such available space.

         4.20. DEFAULT. The occurrence of any of the following instances shall be considered to be a default or a breach of the Applicable SLA and the Master Lease as it may apply to the Applicable SLA (or in the event that events occur which would constitute an event of default under the Master Lease, the Master Lease) by Carrier:

              (a) any failure of Carrier to pay Rent or any other charge for which Carrier has the responsibility of payment under this Master Lease, or any SLA, within fifteen (15) days of written notice thereof; or

              (b) any failure of Carrier to perform or observe any term, covenant, provision or conditions of this Master Lease, or any SLA, which failure is not corrected or cured by Carrier within thirty (30) days of receipt by Carrier of written notice from Tower Company of the existence of such a default; except such thirty (30) day cure period shall be extended as reasonably necessary to permit Carrier to complete a cure so long as Carrier commences the cure within such thirty (30) day cure period and thereafter continuously and diligently pursues and completes such cure, provided, however, that in the event such default exposes Tower Company to immediate liability for damages, fines, or penalties or causes of breach of any other agreement to which Tower Company is a party, Carrier shall immediately remedy such condition or Tower Company shall be entitled to remedy such condition at Carrier's reasonable cost and expense; or

              (c) Carrier shall become bankrupt, insolvent or file a voluntary petition in bankruptcy, have an involuntary petition in bankruptcy filed against Carrier which is not dismissed within sixty (60) days of the date of the filing of the involuntary petition, file for reorganization or arrange for the appointment of a receiver or trustee in bankruptcy or reorganization of all or a substantial portion of Carrier's assets, or Carrier makes an assignment for such purposes for the benefit of creditors;

              (d) this Master Lease or Carrier's interest herein or Carrier's interest in the Premises are executed upon or attached and such execution or attachment is not dismissed, released or removed within thirty (30) days of the execution or attachment; or

              (e) the imposition of any lien on the Property, the Premises, the Tower Facilities, Carrier's Equipment except as may be expressly authorized by this Master Lease, or an attempt by Carrier or anyone claiming through Carrier to encumber Tower Company's interest in the Tower Facilities or the Property and such lien or encumbrance is not dismissed, released or removed within thirty
(30) days of such imposition or attempt; or

              (f) the abandonment of the Premises in the event that such abandonment would cause the revocation or rescission of any Government Approvals for the Tower Facilities and another carrier is located upon the Tower Facilities and such abandonment is not cured within thirty (30) days of written notice thereof.

              Tower Company and Carrier understand and agree that a default by Carrier under the terms of any SLA shall constitute a default under that applicable SLA but shall not constitute a default under any other SLAs or this Master Lease, and that Tower Company shall have the right but not the obligation to those remedies afforded to Tower Company at law or in equity and under paragraph 4.21 of this Master Lease for each Applicable Tower Site and the applicable SLA, provided, however, that in the event that a default occurs under
(i) more than twenty-five percent (25%) of the SLAs in effect under this Agreement at any single instance when at least thirty-two (32) SLAs have been fully executed, or (ii) more than 8 Sites at any single instance when less than thirty-two (32) SLAs have been fully executed, and such defaults are not cured within the notice periods provided herein, the aggregate of such defaults shall constitute a default under the terms of this Agreement and Tower Company shall have the right but not the obligation to those remedies afforded to Tower Company at law or in equity and/or by paragraph 4.21 for the Master Lease and for all of the Sites and the SLAs which are subject to the Master Lease. If an event of default occurs under Section 4.21(c), such event shall constitute a default under the terms of this Agreement and Tower Company shall have the rights, but not the obligation to those remedies afforded to Tower Company at law or in equity and/or by Section 4.21 of the Master Lease and for all of the Sites and SLAs which are subject of this Master Lease. The forbearance of Tower Company to exercise any remedies available to Tower Company shall not constitute a waiver of the ability of Tower Company to exercise those remedies for the same or subsequent defaults.

         4.21. REMEDIES OF TOWER COMPANY. In the event of a default by Carrier under the terms of paragraph 4.20 of this Master Lease and after Carrier's failure to cure such default within the time allowed to cure such default, then Tower Company may, in addition to all other rights or remedies that Tower Company may have hereunder at law or in equity in regards to the Applicable Tower Site and SLA;

              (a) Terminate Carrier's right to possession of the Premises by any lawful means, in which case the applicable SLA shall terminate and Carrier shall immediately surrender possession of the Premises to Tower Company and Tower Company may re-enter the Premises and take possession thereof and remove all persons therefrom, and Carrier shall have no further claim to the Premises or the Applicable Tower Site under this Master Lease. In the event of any such termination, Tower Company shall also be entitled to recover from Carrier all damages incurred by Tower Company by reason of Carrier's default or breach, and shall have the right to set off such rents against amounts due to Tower Company under any other SLA or any other agreement.

              (b) Alternatively, Tower Company may expel Carrier from the Premises without terminating the Applicable SLA, make such alterations and repairs as which may be necessary in order to relet the Premises and may relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Master Lease or the applicable SLA) and at such rental or rentals and upon such other terms and conditions as Tower Company in its discretion may deem advisable. Upon each such reletting all rentals and other sums received by Tower Company from such reletting shall be applied to the payment of any costs and expenses of such reletting and to the payment of rental and other charges due and unpaid hereunder. If such rentals and other sums received from such reletting during any month are less than that to be paid during that month by Carrier hereunder, Carrier shall pay such deficiency to Tower Company; if such rentals and sums shall be more, Carrier shall have no right to the excess. Such deficiency shall be calculated and paid monthly.

              (c) Additionally, Tower Company may cure such defaults itself and collect the actual costs of such cure as an addition to the Rent due under the applicable SLA, then as an addition to the rent due under any other SLAs, provided however that Tower Company shall only be able to collect such rents from any other SLAs or agreements if an event of default has been declared under this Master Lease as a result of the occurrence of defaults under twenty-five percent (25%) or more of the SLAs or eight (8) SLAs as provided under 4.20, such remedies to be cumulative and concurrent or sequential at the election of Tower Company. Such remedies shall be in addition to all other rights and remedies Tower Company may have at law or equity. All of the remedies provided in this Agreement or in any other SLA or at law or in equity are cumulative and Tower Company may exercise such remedies concurrently or sequentially in such order as it may choose.

         4.22. MITIGATION BY TOWER COMPANY. No efforts by Tower Company to mitigate the damage by Carrier's default under this Master Lease shall be deemed a waiver of Tower Company's rights to recover damages under this Master Lease.

         4.23. DEFAULT BY TOWER COMPANY. The occurrence of any of the following instances shall be considered to be a default or a breach of the Applicable SLA and the Master Lease as it may apply to the Applicable SLA (or in the event that events occur which would constitute an event of default under the Master Lease, the Master Lease) by Tower Company:

              (a) any failure of Tower Company to pay any charge for which Tower Company has the responsibility of payment under this Master Lease or any SLA within fifteen (15) days of written notice from Carrier, or its agents or representatives thereof;

              (b) any failure of Tower company to perform or observe any term, covenant, provision or condition of Paragraph III of this Agreement, including without limitation, any obligation to commence and complete construction pursuant to Paragraph 3.4 of this Agreement and any schedule, attachment or agreement related thereto which failure is not corrected or cured by Tower Company within ten (10) days of receipt by Tower Company of written notice from Carrier of the existence of such a default; or

              (c) any failure of Tower Company to perform or observe any other term, covenant, provision or conditions of this Master Lease or any SLA which failure is not corrected or cured by Tower Company within thirty (30) days of receipt by Tower Company of written notice from Carrier of the existence of such a default; except such thirty (30) day cure period shall be extended as reasonably necessary to permit Tower Company to complete a cure so long as Tower Company commences the cure within such thirty (30) day cure period and thereafter continuously and diligently pursues and completes such cure; provided, however, that in the event such default exposes Carrier to immediate liability for damages, fines or penalties or causes a breach of any other agreement to which Carrier is a party, Tower Company shall immediately remedy such conditions or Carrier shall be entitled to remedy such condition at Tower Company's reasonable cost and expense; or

              (d) Tower Company shall become bankrupt, insolvent or file a voluntary petition in bankruptcy, have an involuntary petition in bankruptcy filed against Tower Company which is not dismissed within sixty (60) days of the date of the filing of the involuntary petition, file for reorganization or arrange for the appointment of a receiver or trustee in bankruptcy or reorganization of all or a substantial portion of Tower Company's assets, or Tower Company makes an assignment for such purposes for the benefit of creditors;

              (e) this Master Lease, any SLA or Tower Company's interest herein or Tower Company's interest in the Premises, the Tower Facilities or the Property are executed upon or attached and such execution or attachment is not dismissed, released or removed within thirty (30) days of the execution or attachment; or

              (f) the imposition of any lien on the Tower Facilities as a result of the actions or inactions of Tower Company or another subtenant on the Tower Facilities, except as may be expressly authorized by this Master Lease, or an attempt by Tower Company or anyone claiming through Tower Company to encumber Carrier's interest in the Tower Facilities or the Property and such lien or encumbrance is not dismissed, released or removed within thirty (30) days of such imposition or attempt; or

Tower Company and Carrier understand and agree that a default by Tower Company under the terms of any SLA shall constitute a default under that SLA but shall not constitute a breach or a default under any other SLA or this Master Lease, and that Carrier shall have the right but not the obligation to those remedies afforded to Carrier at law or in equity and under paragraph 4.24 of this Master Lease for each such Applicable Tower Site and applicable SLA which is subject to this Master Lease, provided, however, that in the event that a default occurs under (i) more than twenty-five percent (25%) of the SLAs in effect under this Agreement at any single instance when at least thirty-two (32) SLAs have been fully executed, or (ii) more than 8 Sites at any single instance when less than thirty-two (32) SLAs have been fully executed, and such defaults are not cured within the notice periods provided herein, the aggregate of such defaults shall constitute a default under the terms of this Agreement and Carrier shall have the right but not the obligation to those remedies afforded to Carrier at law or in equity and/or by
Section 4.24 of the Master Lease for this Master Lease and for all of the Sites and the SLAs which are subject to the Master Lease. If an event of default occurs under Section 4.23(d), such event shall constitute a default under the terms of this Agreement and Carrier shall have the rights, but not the obligation to those remedies afforded to Carrier at law or in equity and/or by
Section 4.24 for the Master Lease and for all of the Sites and SLAs which are subject of this Master Lease. The forbearance of Carrier to exercise any remedies available to Carrier shall not constitute a waiver of the ability of Carrier to exercise those remedies for the same or subsequent defaults.

         4.24. REMEDIES OF CARRIER. In the event of a default by Tower Company under the terms of Paragraph 4.23 of this Master Lease or any SLA and after Tower Company's failure to cure such default within the time allowed to cure such default, then Carrier may, in addition to any other remedy available at equity or law, (a) sue for damages; (b) terminate the applicable SLA, without waiving its right to sue for damages; (c) cure such defaults itself and deduct the actual costs of such cure from the Rent due under the applicable SLA, then from the rent due under any other SLAs, and then from any other amounts due to Tower Company from Carrier; (d) in the case of a default under Paragraph 4.23(b) Carrier shall have the right to complete construction of or cause the completion of the construction of the Tower Facilities without further notice to or consent of Tower Company. Carrier shall have the right to hire or retain any contractor it shall so choose to complete the construction of the Tower Facilities in such event. Tower Company and its employees, contractors, subcontractors, agents and representatives shall provide Carrier and its employees, agents, representatives, contractors and subcontractors free, unobstructed, complete and open access to the Property and the Easements to complete construction of the Tower Facilities, Carrier's Equipment and anything related thereto. In addition to any other claim, damages or remedies which Carrier may have, Tower Company shall reimburse Carrier for the reasonable cost actually incurred for the construction or completion of construction of the Tower Facility and any items related thereto. Carrier may set such amounts due off against the Rent due under the SLA for the Applicable Tower Facility or any other SLA and make claim against Tower Company for any amounts due, such remedies to be cumulative and concurrent or sequential at the election of Carrier. Such remedies shall be in addition to all other rights and remedies Carrier may have at law or equity. All of the remedies provided in this Agreement or in any other SLA or at law or in equity are cumulative and Carrier may exercise such remedies concurrently or sequentially in such order as it may choose.

         4.25. MITIGATION BY CARRIER. No efforts by Carrier to mitigate the damage by Tower Company's default under this Master Lease shall be deemed a waiver of Carrier's rights to recover damages under this Master Lease.

         4.26. LIMITATION OF LIABILITY. Notwithstanding anything to the contrary contained in this Agreement, Tower Company shall not be responsible for any incidental or consequential damages arising under this Agreement or any SLA unless incurred or resulting from the intentional misconduct of Tower Company or its agents, representatives, contractors, employees, officers or directors. Notwithstanding anything to the contrary contained in this Agreement, Carrier shall not be responsible for any incidental or consequential damages arising under this agreement or any SLA unless incurred or resulting from the intentional misconduct of Carrier or its agents, representatives, contractors, employees, officers or directors.

         4.27. SUBORDINATION. This Master Lease and any option or right of first refusal granted hereunder, at Tower Company's option, shall be subordinate to any mortgage, deed of trust, or other encumbrance now or hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof, provided that the beneficiary or lender under such mortgage, deed of trust or other encumbrance enters into a satisfactory non-disturbance and attornment agreement with Carrier.

                             V. GENERAL PROVISIONS

         5.1. NOTICES. All notices, requests, demands or communications under this Master Lease or any SLA by or from Tower Company to Carrier, or Carrier to Tower Company, shall be in writing and personally delivered against receipt, faxed, sent by overnight mail by a national recognized overnight carrier or mailed, certified mail, return receipt requested. Such notices or demands shall be sent to the following address:

         Tower
         Company:   SBA Towers, Inc.
                    One Town Center Road, 3rd Floor
                    Boca Raton, Florida 33486
                    Attention: General Counsel
                    Fax:  561-997-0343

         Carrier:   Tritel Communications, Inc.
                    112 E. State Street - Suite B
                    Ridgeland, MS 39157
                    Attn: Kenneth F. Harris
                    Fax: 601-898-6216

         The parties may change the notice addressees, addresses and fax numbers by giving the other party notice of the change following the procedure set forth in this paragraph.

         5.2. ASSIGNMENTS AND SUBLEASES.

              (a) ASSIGNMENT AND SUBLEASES BY CARRIER. (I) Carrier may not sublease the Premises. Carrier may assign Carrier's interest in this Master Lease, any SLA or in the Premises without obtaining Tower Company's consent to a Carrier Affiliate, provided such Carrier Affiliate agrees to be bound hereby and maintains at the time of such assignment, as demonstrated by current financial statements provided to Tower Company prior to such assignment, a financial position reasonably demonstrating the ability of such assignee to meet and perform the obligations of Carrier hereunder through the unexpired balance of the Initial Term or any Renewal Terms, as the case may be. For purposes of this Master Lease, "Carrier Affiliate" shall mean a corporation, limited liability company, partnership or other business entity that owns or controls Carrier, or that is owned by or controlled by, or under common ownership or control with, Carrier, or that merges or consolidates with Carrier or purchases substantially all of the assets of Carrier or purchases a controlling interest in Carrier's outstanding voting securities or assets. Carrier shall not otherwise voluntarily, involuntarily or be operation of law assign, sell or otherwise transfer Carrier's interest in this Master Lease, any SLA or in the Premises without obtaining Tower Company's consent, which consent shall not be unreasonably withheld, delayed or conditioned.

         (II) Notwithstanding anything else contained herein, Carrier may, without notice or consent of Tower Company, pledge, mortgage, convey by deed of trust or security deed, assign, create a security interest in, or otherwise execute and deliver any and all instruments for the purpose of securing bona fide indebtedness all or any part of Carrier's interest in this Master Lease, any SLA, any Premises, and/or all or any portion of Carrier's right, title, and interest in and to any and/or all of Tower Facilities, the Property or the Easements, provided that Carrier provides Tower Company with a subordination non-disturbance and attornment agreement reasonably satisfactory to Tower Company. Promptly on Carrier's or Carrier's lender's request, Tower Company shall execute and deliver, and shall assist in facilitating the execution and delivery of, all documents requested by any of Carrier's lenders including, but not limited to, consents to giving notice to Carrier's lender(s) in the event of Carrier's default under the provision of the SLA or the Master Lease, and consents to Carrier's assignment to any lender(s) of any and all of Carrier's interest in or to this Agreement, any SLA or Premises provided, however, that all such documents and consents shall be in a form which is reasonably acceptable to Tower Company and which will not materially increase Tower Company's burdens nor materially impair Tower Company's rights under this Master Lease or any SLA. Carrier shall reimburse Tower Company for any out-of-pocket costs incurred by Tower Company in complying with this provision including, but not limited to, Tower Company's reasonable attorneys' fees incurred in reviewing and negotiating such documents and consents.

              (b) LIMITATIONS ON ASSIGNMENT BY TOWER COMPANY.

              (i) SUBLEASE. Tower Company shall have the right, subject to the restrictions of this Agreement, including without limitation, the restrictions in paragraph 4.13 hereof, to sublease space upon the Tower Facilities, the Property or the Easements (but not the whole of the Tower Facilities, the Property or the Easements) without obtaining Carrier's consent, provided that such sublease does not violate the provisions of and is subject to the provisions of this Master Lease and any applicable SLA.

              (ii) ASSIGNMENT OF MASTER LEASE OR SLAS. Tower Company may assign Tower Company's interest in this Master Lease, any SLA, the Tower Facilities or in the Premises without obtaining Carrier's consent to a Tower Company Affiliate provided such Tower Company Affiliate agrees to be bound hereby and assumes all of Tower Company's obligations under this Agreement and such assignee maintains at the time of such assignment, as demonstrated by current financial statements provided to Carrier prior to such assignment, a financial position reasonably demonstrating the ability of such assignee to meet and perform the obligations of Tower Company hereunder through the unexpired balance of the Initial Term and any Renewal Terms. For purposes of this Master Lease, "Tower Company Affiliate" shall mean a corporation, limited liability company, partnership or other business entity that owns or controls Tower Company, or that is owned by or controlled by, or under common ownership or control with, Tower Company, or that merges or consolidates with Company or purchases substantially all of the assets of Tower Company or purchases a controlling interest in Tower Company's outstanding voting securities or assets. Tower Company shall not otherwise voluntarily, involuntarily or be operation of law assign, sell or otherwise transfer Tower Company's interest in this Master Lease, any SLA or in the Premises without obtaining Carrier's consent, which consent shall not be unreasonably withheld, delayed or conditioned. Tower Company shall may not assign Tower Company's interest in this Master Lease, any SLA, the Tower Facilities, any Ground Lease or in the Premises to any other carrier or provider of wireless communications services or competitor of Carrier.

              (c) PLEDGE BY TOWER COMPANY. Notwithstanding anything else contained herein, Tower Company may, without notice or consent of Carrier, pledge, mortgage, convey by deed of trust or security deed, assign, create a security interest in, or otherwise execute and deliver any and all instruments for the purpose of securing bona fide indebtedness all or any part of Tower Company's interest in this Master Lease, any SLA, any Premises, and/or all or any portion of Tower Company's right, title, and interest in and to any and/or all of Tower Facilities, the Property or the Easements, provided that Tower Company provides Carrier with a subordination, non-disturbance agreement that is reasonably satisfactory to Carrier. Promptly on Tower Company's or Tower Company's lender's request, Carrier shall execute and deliver, and shall assist in facilitating the execution and delivery of, all documents requested by any of Tower Company's lenders including, but not limited to, consents to giving notice to Tower. Company's lender(s) in the event of Tower Company's default under the provision of the SLA or the Master Lease, and consents to Tower Company's assignment to any lender(s) of any and all of Tower Company's interest in or to this Agreement, any SLA or Premises provided, however, that all such documents and consents shall be in a form which is reasonably acceptable to Carrier and which will not materially increase Tower Company's or Carrier's burdens nor materially impair Carrier's rights under this Master Lease or any SLA. Tower Company shall reimburse Carrier for any out-of-pocket costs incurred by Carrier in complying with this provision including, but not limited to, Carrier's reasonable attorneys' fees incurred in reviewing and negotiating such documents and consents.

              (d) ASSIGNMENT OF CONSTRUCTION OBLIGATIONS. Notwithstanding anything else contained herein, Tower Company shall not involuntarily, voluntarily or by operation of law assign or otherwise transfer its rights or obligations (including, but not limited to, the obligation to construct the Tower Facilities) relating to any Applicable Tower Site or SLA which is the subject of this Agreement, prior to the acceptance of the Applicable Site by Carrier pursuant to paragraph 3.8 hereof.

         5.3. REPRESENTATIONS AND WARRANTIES OF CARRIER. Carrier represents and warrants to Tower Company that:

              (a) ORGANIZATION, GOOD STANDING AND AUTHORITY. It is a corporation, duly organized, validly existing and in good standing under the laws of Delaware and has the requisite corporate power and authority to enter into and perform this Master Lease and Carrier is duly qualified to do business in the states of Alabama, Florida, Mississippi, Tennessee, and Kentucky.

              (b) AUTHORIZATION AND VALIDITY OF MASTER LEASE. That Carrier's execution and delivery of this Master Lease have been duly authorized and no further action on the part of Carrier is necessary to authorize this Master Lease or the consummation of the transactions contemplated herein. This Master Lease constitutes the valid and binding obligation of Carrier duly enforceable in accordance with its terms.

              (c) NO BREACH OF OTHER INSTRUMENTS. That there is no contract or agreement or other instrument to which Carrier is a party or by which Carrier or its assets are bound which prohibits the execution or delivery by Carrier of this Master Lease or the performance or observance by Carrier of any term or condition of this Master Lease and, subject to the fulfillment of all conditions set forth therein, neither execution and delivery of this Master Lease nor the consummation of the transactions contemplated hereby will violate any term or provision of any such contract, agreement, or instrument.

              (d) NO VIOLATION OF LAW OR ORDER. That subject to the fulfillment of all conditions set forth herein, neither the execution and delivery of this Master Lease nor transactions contemplated hereby, shall result in the violation by Carrier of any, law, regulation, judgment or order of any court or governmental authority applicable to Carrier or result in a breach of the terms of this or any other agreement to which Carrier is a party.

         5.4. REPRESENTATIONS AND WARRANTIES OF TOWER COMPANY. Tower Company represents and warrants to Carrier that:

              (a) ORGANIZATION, GOOD STANDING AND AUTHORITY. It is a corporation, duly organized, validly existing and in good standing under the laws of Florida and has the requisite corporate power and authority to enter into and perform this Master Lease and Tower Company is duly qualified to do business in the states of Alabama, Florida, Mississippi, Tennessee and Kentucky and in any other Market in which Tower Company enters into an SLA or other agreement with Carrier.

              (b) AUTHORIZATION AND VALIDITY OF MASTER LEASE. That Tower Company's execution and delivery of this Master Lease have been duly authorized and no further action on the part of Tower Company is necessary to authorize this Master Lease or the consummation of the transactions contemplated herein. This Master Lease constitutes the valid and binding obligation of Tower Company duly enforceable in accordance with its terms.

              (c) NO BREACH OF OTHER INSTRUMENTS. That there is no contract or agreement or other instrument to which Tower Company is a party or by which Tower Company or its assets are bound which prohibits the execution or delivery by Tower Company of this Master Lease or the performance or observance by Tower Company of any term or condition of this Master Lease and, subject to the fulfillment of all conditions set forth therein, neither execution and delivery of this Master Lease nor the consummation of the transactions contemplated hereby will violate any term or provision of any such contract, agreement, or instrument.

              (d) NO VIOLATION OF LAW OR ORDER. That subject to the fulfillment of all conditions set forth herein, neither the execution and delivery of this Master Lease nor transactions contemplated hereby, shall result in the violation by Tower Company of any, law, regulation, judgment or order of any court or governmental authority applicable to Tower Company or result in a breach of the terms of this or any other agreement to which Tower Company is a party.

              (e) TITLE. Tower Company holds good and marketable title to its leasehold interest in the Property, the Easements, the Premises and title to the Tower Facilities except for any items or defects which are disclosed in the title insurance commitment which is attached to the SLA as Exhibit "F," provided however, Tower Company's liability for a breach of this provision shall not exceed the amount which Tower Company is entitled to recover from its title insurance policy for such Site. Tower Company hereby agrees to obtain a policy for title insurance for each Applicable Tower Site in an amount which shall not be less than Two Hundred Thousand and no/100s Dollars ($200,000.00) under which Tower Company is insured. Tower Company shall deliver a copy of the title insurance policy for each Applicable Tower Site within six (6) months days of the acceptance of the Applicable Tower Site pursuant to Section 3.8 of this Agreement.

         5.5. MISCELLANEOUS.

              (a) SUCCESSORS AND ASSIGNS. The terms, covenants and conditions contained in this Master Lease shall be binding upon and inure to the benefit of the parties hereto, and also their respective heirs, executors, administrators, personal representatives, successors and assigns subject to the provisions of paragraph 5.2 of this Master Lease relating to restrictions upon sale, assignment or subletting of this Master Lease.

              (b) INTEGRATION. It is understood that there are no oral agreements or representations between the parties hereto affecting this Master Lease and this Master Lease and the SLAs supersede and cancel any and all previous negotiations, arrangements, agreements or representations and understandings, if any, between the parties hereto with respect to the subject matter thereof. There are no other representations or warranties between the parties and all reliance with respect to representations is solely upon the representations and agreements contained in this document except for the SLAs, Memoranda of SLA, Assignments, Memoranda of Assignment; Estoppel Certificates, Notices of Completion and any other documents or instruments referred to herein.

              (c) HEADINGS. The Headings and paragraph titles herein are for convenience only and do not in any way define, limit or construe the contents of such Paragraphs.

              (d) SEVERABILITY. It is agreed that if any provision of this Master Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provisions of this Master Lease and all such other provisions shall remain in full force and effect.

              (e) FORCE MAJEURE. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, actions or inactions not caused or contributed to by the Tower Company, governmental controls not caused or contributed to by Tower Company, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, shall excuse the performance by such for a period equal to any such delay or stoppage.

              (f) ESTOPPEL CERTIFICATE. (i) Carrier shall, upon the request of any lender of Tower Company, but no more than five (5) times in any single year, upon not less than ten (10) days' prior written notice from Tower Company, execute, acknowledge and deliver to Tower Company's lender a statement in writing on a form prescribed by Tower Company's lender reasonably acceptable to Carrier (i) certifying that this Master Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Master Lease as so modified is in full force and effect), or if not in full force and effect stating that the Master Lease is not in full force and effect and the reasons therefore, to the best of its knowledge, and the date to which the rent and other charges are paid in advance, if any, and
(ii) acknowledging that there is not, to the best of Carrier's knowledge, any uncured default on the part of Tower Company hereunder, or specifying such default if any claim, provided however, that Tower Company shall reimburse Carrier for the cost and expense, including without limitation legal expense, for the review, alteration, revisions, completion and execution of such document(s).

              (ii) Tower Company shall, upon the request of any lender of Carrier, but no more than five (5) times in any single year, upon not less than ten (10) days' prior written notice from Carrier, execute, acknowledge and deliver to Carrier's lender a statement in writing on a form prescribed by Carrier's lender reasonably acceptable to Tower Company (i) certifying that this Master Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Master Lease as so modified is in full force and effect), or if not in full force and effect stating that the Master Lease is not in full force and effect and the reasons therefore, to the best of its knowledge, and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there is not, to the best of Tower Company's knowledge, any uncured default on the part of Carrier hereunder, or specifying such default if any is claimed, provided however, that Carrier shall reimburse Tower Company for the cost and expense, including without limitation legal expense, for the review, alteration, revision, completion and execution of such document(s).

              (g) ATTORNMENT. (i) Upon request of the mortgagee, Carrier will attorn, as lessee under this Master Lease, to the purchaser at any foreclosure sale thereunder, or if any ground or underlying Ground Lease is terminated for any reason, Carrier will attorn, as Carrier under this Master Lease, to the ground lessor under the Ground Lease, provided that such Ground Lessor or mortgagee does not disturb Carrier's possession of the Premises and honors the terms and conditions of this Master Lease, and Carrier and such Ground Lessor or mortgagee will execute such instruments as may be necessary or appropriate to evidence such attornment.

              (ii) Upon request of the mortgagee, Tower Company will attorn, as lessor under this Master Lease, to the purchaser at any foreclosure sale thereunder.

              (h) CERTAIN RULES OF CONSTRUCTION. (i) Notwithstanding the fact that certain references elsewhere in this Master Lease to acts required to be performed by Carrier hereunder, or to breaches or defaults of this Master Lease by Carrier, omit to state that such breaches or defaults by Carrier are material, unless the context implies to the contrary, all breaches or defaults by Carrier hereunder shall be deemed material. Carrier shall be fully responsible and liable for the observance and compliance by concessionaires of and with all the terms and conditions of this Master Lease, which terms and conditions shall be applicable to concessionaires as if they were Carrier hereunder and failure by a concessionaire fully to observe and comply with the terms and conditions of this Master Lease shall constitute a default hereunder by Carrier.

              (ii) Notwithstanding the fact that certain references elsewhere in this Master Lease to acts required to be performed by Tower Company hereunder, or to breaches or defaults of this Master Lease by Tower Company, omit to state that such breaches or defaults by Tower Company are material, unless the context implies to the contrary, all breaches or defaults by Tower Company hereunder shall be deemed material. Tower Company shall be fully responsible and liable for the observance and compliance by concessionaires of and with all the terms and conditions of this Master Lease, which terms and conditions shall be applicable to concessionaires as if they were Tower Company hereunder and failure by a concessionaire fully to observe and comply with the terms and conditions of this Master Lease shall constitute a default hereunder by Tower Company.

              (i) WARRANTIES AND REPRESENTATIONS. The warranties and representations made in this Agreement shall be deemed to be made, reaffirmed, ratified, rewarranted and rerepresented upon the execution of each Assignment and each SLA.

              (j) COUNTERPARTS. This Master Lease may be executed in counterparts with the same effect as if both parties hereto had signed the same document. Both counterparts shall be construed together and shall constitute one
(1) Master Lease.

              (k) INTERPRETATION. The parties hereby acknowledge that the draftsmanship of this Agreement was a cooperative effort by both parties who were represented by counsel and that this Master Lease shall not be construed either for or against Tower Company or Carrier, but this Master Lease shall be interpreted in accordance with the general tenor of the language in an effort to reach an equitable result.

              (l) GOVERNING LAW. This Master Lease is to be governed by and construed in accordance with the laws of the state in which the Premises is situated.

              (m) NO PARTNERSHIP. Carrier and Tower Company agree that their relationship under this Master Lease shall be that of landlord and tenant and that no partnership is intended or shall be created by this Master Lease.

              (n) CONSENT. Tower Company and Carrier covenant that whenever their consent or approval is required under this Master Lease said consent shall not be conditioned or unreasonably withheld, delayed, or conditioned.

              (o) ATTORNEY FEES. In the event of a breach of this Agreement, the substantially prevailing party in any litigation arising as a result of such breach shall be entitled to its reasonable attorney's fees and court costs including appeals, if any.

          IN WITNESS WHEREOF, Tower Company and Carrier have executed this Master Lease and the "Effective Date" of this Master Lease shall be the last date that this Master Lease is signed by Tower Company and Carrier.

                                       TOWER COMPANY:

                                       SBA TOWERS, INC.

                                       BY:
                                          --------------------------------------
                                       TITLE:
                                             -----------------------------------
                                       DATE:
                                            ------------------------------------

                                       TRITEL COMMUNICATIONS, INC.:




                                       BY:
                                          --------------------------------------
                                          WILLIAM S. ARNETT
                                          PRESIDENT

                                       DATE:
                                            ------------------------------------

                               LIST OF ATTACHMENTS

ATTACHMENT    DESCRIPTION
----------    -----------
I             ASSIGNMENT
II            MEMORANDUM OF ASSIGNMENT
III           ESTOPPEL CERTIFICATE
IV            SITE LEASE AGREEMENT
V             MEMORANDUM OF SITE LEASE AGREEMENT
VI            SCHEDULES WITH MARKET SPECIFIC TERMS, INCLUDING WITHOUT LIMITATION
              REIMBURSEMENT OF PRE-DEVELOPMENT COSTS, RENT, SCHEDULES FOR
              COMPLETION OF TOWER FACILITIES AND DELIVERIES
VII           NOTICE OF COMPLETION
VIII          LETTER CONFIRMING COMMENCEMENT DATE
IX            NON-CARRIER PERSONNEL

                                 ATTACHMENT "I"

                           ASSIGNMENT OF GROUND LEASE

         THIS ASSIGNMENT OF GROUND LEASE AGREEMENT ("Assignment ") is made and entered into as of the ____ day of ______________, _______, by and between _______________ ___________________, a ___________ corporation ("Tower
Company"), and Tritel Communications, Inc., a Delaware Corporation, ("Carrier").

         WHEREAS, Carrier has entered into a ground lease agreement, lease agreement or other similar agreement (the "Ground Lease") for the lease of the real property more particularly described in Exhibit "A" attached hereto (the "Property") upon which Carrier has constructed or intends to construct a tower and related facilities and for an easement for ingress, egress and utilities over the real property more particularly described in Exhibit "B" attached hereto, (the "Easement");

         WHEREAS, Carrier desires to assign the Ground Lease for said Property, a copy of which is attached hereto as Exhibit "C", to Tower Company; and

         WHEREAS, Tower Company desires to develop the tower and certain facilities on the Property and sublease a portion of the space upon the Tower Facilities to Carrier.

         NOW THEREFORE, for and in consideration of the mutual promises outlined herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Carrier and Tower Company do hereby agree as follows:

         1. Assignment. Carrier does hereby assign to Tower Company without warranty or representation and Tower Company shall and hereby assumes and agrees to be bound by the Ground Lease, or such other contract through which Carrier has acquired an interest in the real property which is the subject of the Ground Lease together with the Easements.

         2. Covenants of Carrier. Carrier covenants that it:

         (a) unconditionally and absolutely assigns, transfers, sets over and conveys to Tower Company, without warranty or representation all of Carrier's right, title and interest in, to and under the Ground Lease and the Easements except as such rights may be limited or modified by any (if any) addenda attached to the Ground Lease. Carrier represents and wan-ants to Tower Company that all addenda to the Ground Lease are attached to this Agreement as part of Exhibit "C". The Easements, if any, in addition to the Ground Lease are attached hereto as Exhibit "D".

         (b) to the best of its knowledge, without independent inquiry or investigation, has no knowledge or notice of any default, defense, offset, claim, demand, counterclaim or cause of action which may presently exist under the Ground Lease; and

         (c) to the extent Carrier may assign, Carrier irrevocably assigns, transfers, conveys and sets over to Tower Company without warranty or representation and Tower Company accepts from Carrier all of the right, title and interest of Carrier under each and all of the following items (without warranty that any of the following may be assigned):

              (i) the Federal Aviation Administration application, responses, approvals and registration numbers submitted or received by Carrier with respect to the tower proposed to be constructed on the Property;

              (ii) the zoning permits and approvals, variances, building permits and such other federal, state or local governmental approvals which have been gained or for which Carrier has made application;

              (iii) the construction, engineering and architectural drawings and related site plan and surveys pertaining to the construction of the Tower Facilities on the Property;

              (iv) the geotechnical report for the Property which has been commissioned by Carrier;

              (v) the title reports, commitments for title insurance, ownership and encumbrance reports, title opinion letters, copies of instruments in the chain of title or any other information which may have been produced regarding title to the Property and the Easements;

              (vi) the environmental assessments including phase I reports and any reports relating contemporaneous or subsequent intrusive testing, the "FCC Checklist" performed pursuant to National Environmental Protection Act requirements and any other information which may have been produced regarding the environmental condition of the Property, Easements or neighboring real property; and

              (vii) any other documents, instruments, agreements, plans or items which Carrier may have obtained in connection with the Ground Lease, the Property, the Easements, or for construction of a tower upon the Property.

The items described in paragraphs 2(c) may hereinafter be collectively referred to as "Site Acquisition Items"; and

         (d) shall use diligent reasonable efforts to assist Tower Company in obtaining an estoppel certificate from the Lessor in the Ground Lease in substantially the same form as is attached to the Master Lease as Attachment 3 ("Estoppel Certificate"); and

         (e) agrees to indemnify and to forever defend and hold harmless Tower Company from and against any and all loss, cost, damage and expense ever suffered or incurred by Tower Company by reason of any act or omission of Carrier under the Ground Lease before the date of this Assignment, including, without limitation any default by Carrier under the Ground Lease.

         3. Covenants of Tower Company. Tower Company covenants that:

         (a) Tower Company hereby assumes the Ground Lease and all of Carrier's duties and obligations under the Ground Lease arising subsequent to the date hereof and Tower Company hereby agrees to promptly and faithfully perform all of the obligations of Carrier under the Ground Lease.

         (b) Tower Company agrees to indemnify and to forever defend and hold harmless Carrier from and against any and all loss, cost, damage and expense ever suffered or incurred by Carrier by reason of any act or omission of Tower Company under the Ground Lease from and after the date of this Assignment, including, without limitation any default by Tower Company under the Ground Lease.

         4. Master Lease. This Assignment is being executed pursuant to the terms of a Master Build To Suit and Lease Agreement (the "Master Lease") and in the event that there is a conflict between the terms and conditions of the Master Lease, this Assignment, the terms and conditions of this Assignment shall control. This Assignment shall remain subject to the remaining terms and conditions of the Master Lease.

         IN WITNESS WHEREOF, Tower Company and Carrier have signed this Agreement as of the date and year first above written.

CARRIER:                               TOWER COMPANY:

TRITEL COMMUNICATIONS, INC.            SBA TOWERS, INC.

By:                                    By:
   ----------------------------------     ----------------------------------
Name: Kenneth Harris                   Name:
     --------------------------------       --------------------------------
Title: Director, Site Acquisition and  Title:
       Property Administration
      -------------------------------        -------------------------------

                                   EXHIBIT "A"

                        LEGAL DESCRIPTION OF THE PROPERTY

                                   EXHIBIT "B"

                         LEGAL DESCRIPTION OF EASEMENTS

                                   EXHIBIT "C"

                              COPY OF GROUND LEASE

                                   EXHIBIT "D"

                            COPY OF EASEMENTS, IF ANY

                                 ATTACHMENT "II"

THIS INSTRUMENT                     SITE NAME:             INDEXING INSTRUCTIONS
PREPARED BY:                        SITE ID:

------------------------------                    ------------------------------

------------------------------                    ------------------------------

------------------------------                    ------------------------------

------------------------------                    ------------------------------

                     Memorandum of Assignment of Prime Lease

This memorandum evidences that an assignment was made and entered into by written Assignment of Prime Lease (the "Assignment") dated ___________________, 1999, between - ___________________, a ________________ corporation ("Tower
Company") and TRITEL COMMUNICATIONS, INC., a Delaware corporation ("Carrier")..

Such Agreement provides in part that Carrier assigns to, and Carrier does hereby assign to Tower Company that certain Option and Lease Agreement or similar lease agreement (the "Lease") dated ________ ________, for the lease of real property (the "Property") located in _________ County, in the state of ___________, which Property is more particularly described on Exhibit "A" attached hereto and made a part hereof, a memorandum (the "Memorandum") of which lease is of record in __________________ in the ____________________________office for recording real property records in the __________________ County of the state of ________________________. Carrier hereby assigns the Lease and Memorandum of Lease to the Tower company pursuant to the terms of the Assignment.

IN WITNESS WHEREOF, the parties have executed this Memorandum as of the day and year first above written.

TOWER COMPANY

SBA TOWERS, INC.

By:
   -----------------------------------
Its:
    ----------------------------------
Address:
        ------------------------------

--------------------------------------

CARRIER

TRITEL COMMUNICATIONS, INC.


By: Kenneth Harris
   -----------------------------------
Its: Director, Site Acquisition and
     Property Administration
    ----------------------------------
Address:
        ------------------------------

--------------------------------------

                               [ACKNOWLEDGEMENTS]

                                   EXHIBIT "A"

                            REAL PROPERTY DESCRIPTION
                               OF PROPERTY LEASED

                                 ATTACHMENT III

                              ESTOPPEL CERTIFICATE

         THIS INSTRUMENT is given as of this ______ day of ____________________, _____, by ___________________________ ("Lessor") to
________________________________, a _________________________ corporation
("Assignee" or "Tower Company").

                                    RECITALS

         A. Lessor entered into a Lease Agreement or similar agreement with ___________ (_____) numbers of addenda attached thereto, (collectively, the "Prime Lease") dated as of the ________day of ___________, _____with Tritel Communications, Inc., a Delaware corporation ("Lessee").

         B. Lessee desires to assign its interest in the Prime Lease to Assignee.

         C. Assignee seeks Lessor's acknowledgment, as of the date of execution of this Instrument, of certain matters affecting the Prime Lease.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, intending to be legally bound:

         1. Lessor's Estoppel Certificate. Lessor hereby certifies, with the understanding that Assignee is relying upon the statements made herein, the following:

         a. The Prime Lease with _____ number of addenda constitutes the entire agreement between the parties with respect to the Premises. The Prime Lease has not been amended and there are no other agreements between Lessor and Lessee with respect to the property or the easements which are described in the Prime Lease.

         b. The Prime Lease is in full force and effect in accordance with its terms. To the best of Lessor's knowledge, neither Lessee nor Lessor is in default under any of the terms of the Prime Lease, and Lessor has not received actual or constructive notice of the existence of any event which, with the passage of time or the giving of notice or both, would constitute a default under the Prime Lease.

         c. All applicable Prime Lease fees and rent (if any) and other charges and payments due Lessor from Lessee under the Prime Lease have been paid in full through the date hereof (except reimbursements for real estate taxes, insurance, utilities or other reimbursements, if any, due for fiscal periods to the extent not yet payable).

         2. Consent. Lessor hereby acknowledges the right of Lessee to assign the Prime Lease to Assignee and agrees that all terms of the Prime Lease shall be in full force and effect between Lessor and Assignee as if Lessor and Assignee were the original parties to the Prime Lease and that such assignment shall not violate the terms of the Prime Lease, will not create or cause the Assignee to be liable for any rent in excess of $__________ per month during the Initial Term or be considered a sublease under the terms of the Prime Lease or any addenda thereto.

         3. Release. (a) Lessor, with the intention of binding itself and its successors and assignees, expressly forever releases and discharges Lessee and its successors and assigns from all claims, demands, actions, grievances, controversies, contracts, promises, agreements, causes of action, in both law and equity, judgments and executions, damages of whatever nature, past or present, known and unknown, that it ever had, or now has, known or unknown, or that anyone claiming through or under Lessor may now have or claim to have, against Lessee which arise from the Prime Lease or any instruments, documents or actions or omissions related thereto, but no further or otherwise.

          (b) Lessor, with the intention of binding itself and its successors and assignees, expressly forever releases and discharges Assignee and its successors and assigns from all claims, demands, actions, grievances, controversies, contracts, promises, agreements, causes of action, in both law and equity, judgments and executions, damages of whatever nature, past or present, known and unknown, that it ever had, or now has, known or unknown, or that anyone claiming through or under Lessor may now have or claim to have, against Assignee which arise from the Prime Lease or any instruments, documents or actions or omissions related thereto which occurred or accrued prior to the date of this Estoppel Certificate, but no further or otherwise.

         4. Reliance. Lessor understands that Assignee and Lessee are relying on the information contained in this Instrument, and agrees that Assignee and Lessee may rely on this information, for purposes of determining whether to consummate their transaction. Further, Assignee's and Lessee's subsidiaries, affiliates, legal representatives and successors and assigns may rely on the contents of this Instrument. A facsimile of this instrument delivered to Assignee by telecopier shall be deemed an original for all purposes.

         5. Notice: Non-Disturbance. Assignee intends to grant a sub-leasehold interest to Lessee pursuant to a sublease dated the _____ day of _____________, _______ (the "Sublease") Lessor shall give notice to Lessee at the same time that Lessor gives notice to Assignee of any default under the Prime Lease, and Lessor shall accept a cure of any such default from Lessee on Assignee's behalf. In such case, Lessee shall be entitled to reimbursement from Assignee of any amount paid or obligation incurred in respect thereof. So long as the Lessee is not in default under the Sublease beyond any applicable grace or cure period (during the term or any renewal term and not at or beyond the final renewal term of the Sublease if all renewal terms are exercised under the Sublease including any agreed upon extensions), Lessee shall be permitted quiet enjoyment of the Premises under the Sublease notwithstanding any termination or expiration of the Prime Lease and notwithstanding any termination or expiration of the Prime Lease, Lessor agrees at the request of the Lessee, to honor the terms and conditions of the Sublease for the remainder of the term thereof and any renewal terms, but not beyond the final renewal term of the Prime Lease if all renewal terms are exercised under the Prime Lease, including any agreed upon extensions. Lessee agrees, at the request of Lessor to attorn to the Lessor upon the terms and conditions of the Sublease for the remainder of the term thereof (whether original or renewal) and any renewal terms, and that the Sublease shall continue in full force and effect as if the Lessor were the sublandlord under the Sublease notwithstanding the expiration or termination of the Prime Lease.

         6. Sublease. Lessor agrees that Assignee may sublease all or any portion of the Property to any person or business entity to engage in wireless communications, transmission or reception. Lessor further consents to: (a) the sublease of all or any portion of the Property by Assignee, (b) subleases of all or any portion of the Property by Assignee to any other person or business entity to engage in wireless communications transmissions or reception (or both), and (c) the assignment of the Prime Lease to a parent, subsidiary or affiliate of Assignee.

         7. Assignment. (A) Assignee may from time to time grant to certain lenders (the "Lenders") a lien on and security interest in all assets and personal property of Assignee located on the Property, including, but not limited to, all accounts receivable, inventory, goods, machinery and equipment owned by Assignee (the "Personal Property") as collateral security for the repayment of any indebtedness to the Lenders, (B) (i) the Lenders may, in connection with any foreclosure or other similar action relating to the

Personal Property, enter upon the Property (or permit their representatives to do so on their behalf) in order to implement a foreclosure or other action without liability to Lessor; provided, however, that (ii) rent is paid to Assignee during occupancy by or on behalf of the Lenders for any purpose, (iii) the Lenders pay for any damages caused by the Lenders or their representatives in removing the Personal Property from the Property, and (iv) the Lenders otherwise comply with the terms of the Prime Lease, (C) Lessor hereby agrees to subordinate any security interest, lien, claim or other similar right, including, without limitation, rights of levy or distraint for rent, Lessor may have in or on the Personal Property, whether arising by agreement or by law, to the liens and/or security interests in favor of the Lenders, whether currently existing or arising in the future, (D) nothing contained herein shall be construed to grant a lien upon or security interest in any of Lessor's assets,
(E) to the extent required by the terms of the Prime Lease, Lessor consents to any grant by Assignee to any Lenders of a lien on Assignee's leasehold interest in the Prime lease, (F) in the event Lessor gives Assignee any notice of default or termination of the Prime Lease (or commence any legal process relating thereto), Lessor will endeavor to simultaneously give a duplicate copy thereof to the Lenders but shall incur no liability due to Lessor's failure to give such notice and the failure to give such notice shall not limit Lessor's ability to exercise any remedies available to Lessor under the Prime Lease, (G) Lessor agrees to accept performance on the part of any of the Lenders or their agents or representatives as though performed by Assignee to cure any default or condition for termination, (H) the terms of this Paragraph may not be modified, amended or terminated except in writing signed by the Lenders and (I) by this Estoppel Certificate Lessor has been made aware that Assignee has entered into that certain Amended and Restated Credit Agreement dated as of February 5, 1999 with Lehman Commercial Paper, Inc. ("Lehman") as agent for a group of lenders, all of whom shall be considered Lenders for purposes of this Paragraph and are, together with their successors and assigns, intended third party beneficiaries hereof and any notices to any Lenders required or desired to be given hereunder shall be directed to Lehman or to such other Lender as Lehman or Tower Company designate in writing or at such other address as such party shall specify.

         8. Recording. The recording of this Estoppel Certificate by either the Lessee or Assignee for recording in the real property records of the county in which the property which is the subject of the Prime Lease is located shall serve as notice to the public of the existence of the Prime Lease and further confirm that the assignment described herein has been consummated and is effective. In connection with such recording, the copy of the Prime Lease shall be omitted from the recorded counterpart hereof solely for recording purposes.

         9. Notices. Any Notices to be received by Assignee, Lessee or Lessor under the Prime Lease, the Sublease, or this Estoppel Certificate shall be deemed properly given if marked to Assignee, Lessor or Lessee with proper postage or sent via a reputable overnight carrier to the following address:

TO TOWER
COMPANY:           Tower Company:
                   SBA Towers, Inc.
                   One Town Center Road, Third Floor
                   Boca Raton, Florida 33486
                   Attention: General Counsel
                   Fax: 561-997-0343

TO LESSEE:         Tritel Communications, Inc.
                   112 E. State Street
                   Suite B
                   Ridgeland, MS 39157
                   Attention: Kenneth F. Harris
                   Fax: 601-898-6216

TO LEHMAN:         Lehman Commercial Paper, Inc.
                   Three World Trade Center
                   New York, New York
                   Attention: Mr. Michael O'Brien 10285

TO LESSOR:
                   ---------------------------------------

                   ---------------------------------------

                   ---------------------------------------

         IN WITNESS WHEREOF, Lessor and Assignee have executed this Instrument as of the date set forth above.

SBA TOWERS, INC.


By:
   ----------------------------------------
Its:
    ---------------------------------------
Address:
        -----------------------------------

LESSOR:

-------------------------------------------
By:
   ----------------------------------------
Its:
    ---------------------------------------
Address:
        -----------------------------------

                         APPROPRIATE ACKNOWLEDGMENTS FOR
                         STATE WHERE PROPERTY IS LOCATED

                                  ATTACHMENT IV

                              SITE LEASE AGREEMENT

         THIS SITE LEASE AGREEMENT ("SLA") is executed this ______ day of __________________, ________, by and between ______________________________, a
_________________ corporation ("Tower Company") and TRITEL COMMUNICATIONS, INC. ("Carrier").

         WHEREAS, on the ___ day of ___________________, ____, Tower Company and Carrier entered into that certain Master Build To Suit and Lease Agreement ("Master Lease") which provides for the execution of individual SLAs for each Site owned by Tower Company upon which Carrier desires to mount certain antenna, structures and other equipment.

         NOW THEREFORE, for $10.00 and other good and valuable consideration, the legal receipt and sufficiency of which is hereby mutually acknowledged and agreed upon, the Tower Company and the Carrier hereby agree as follows:

         1. DEFINED TERMS. Any terms not defined herein shall have the meaning set forth in the Master Lease.

         2. SITE. Subject to the terms of the Master Lease, Tower Company hereby leases and grants to Carrier and Carrier hereby leases from and accepts from Tower Company space to install, maintain, operate, upgrade and remove Carrier's wireless communications equipment and appurtenances on the tower owned by Tower Company ("Tower Facilities"), the location of which Tower Facilities are shown on Exhibit "B", including antennas and microwave dishes between the heights of _____________________ and ________________ above ground level on the Tower
Facilities and which Tower Facilities are located on certain real property leased by Tower Company more particularly described in Exhibit "A" attached hereto ("Property"); and to install, maintain, operate and remove Carrier's compound and related devices (including, but not limited to emergency generators, equipment shelters, equipment cabinets, all necessary test equipment and any temporary construction materials) owned by Carrier on a hundred (_____)square foot portion of the Property at a location to be agreed upon in writing between Tower Company and Carrier, which is shown as the cross hatched area shown on Exhibit "B". Tower Company has granted and hereby grants unto Carrier for the Initial Term and any Renewal Term an easement for ingress, egress and utilities during the term of the Master Lease over the property described in Exhibit "C" attached hereto ("Easement") (the space occupied by Carrier on the Property and the Tower, all cabling, wiring, conduit, etc. to and from the Tower and to and from Carrier's Equipment, and the Easement hereinafter shall be referred to collectively as the "Premises") (The Tower Facilities, Property and Easement shall constitute and hereinafter be referred to and known as the "Site"). The Site is more commonly known to Tower Company as the ________________ Site. The Site is more commonly known to Carrier as the
________________ Site.

         3 COMMENCEMENT DATE. The Commencement Date of this SLA shall be the later of (i) the date that Tower Company completes installation of Carrier Equipment on the Premises in the event that the Tower Company is installing Carrier's Equipment on the Premises or (ii) fifteen (15) days after Carrier has accepted the Tower Facilities pursuant to Paragraph 3.8, of the Master Lease; or
(iii) in the event that Carrier has not accepted the Tower Facilities pursuant to Paragraph 3.8, fifteen (15) days after the date that the Tower Facilities are substantially complete and Carrier is able to operate the Carrier Equipment upon the Tower Facilities in compliance with all laws, rules and regulations. In the event that Carrier reasonably disputes Tower Company's assertion that all items on a Punch List have been completed and the uncompleted item precludes Carrier's installation or operation of its equipment, the Commencement Date shall be the date on which such item has been completed to the reasonable satisfaction of Carrier. Carrier and Tower Company shall execute a letter agreement which shall be attached to this SLA confirming the calendar date which the parties understand to be the Commencement Date for each SLA.

         4 EQUIPMENT. A description of the equipment, antennae, mounting height of the antenna and other personal property of Carrier which Carrier intends to locate on the Site ("Carrier's Equipment") is described in Exhibit "D" attached hereto. Carrier will not install any equipment on the Site which is not described in Exhibit "D" without Tower Company's prior, written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Tower Company and Carrier acknowledge and agree that Carrier may substitute, add, alter, modify and replace Carrier's Equipment described in Exhibit "D" upon the Tower Facilities pursuant to the provisions of Section 3.9 of the Master Lease.

         5. GROUND LEASE AND TITLE COMMITMENT. A copy of the Ground Lease for this Site is attached hereto as Exhibit "E". A copy of the Title Insurance Commitment regarding the title to the Site is attached hereto as Exhibit "F".

         6. EFFECT OF AGREEMENT. Tower Company and Carrier acknowledge that the Master Lease is the controlling agreement between the parties with regard to Carrier's lease of the Site. This SLA is intended to supplement the Master Lease and fulfill the requirements of Section 2 of the Master Lease. In the event of any conflict between the terms of the Master Lease and this SLA, the terms and provisions of this SLA shall control.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                       TOWER COMPANY

                                       SBA TOWERS, INC.

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       CARRIER:

                                       TRITEL COMMUNICATIONS, INC.


                                       By:
                                          -------------------------------------
                                       Name: Kenneth Harris
                                       Title: Director, Site Acquisition and
                                              Property Administration

                                   EXHIBIT "A"

                        LEGAL DESCRIPTION OF THE PROPERTY

                                   EXHIBIT "B"

              SURVEY OR MAP OF THE SITE WITH LOCATION OF TOWER AND
                GROUND SPACE SHOWN AND GROUND SPACE CROSS-HATCHED

                                   EXHIBIT "C"

                         LEGAL DESCRIPTION OF EASEMENTS

                                   EXHIBIT "D"

                                 EQUIPMENT LIST

                                   EXHIBIT "E"

                                  GROUND LEASE

                                   EXHIBIT "F"

             A COPY OF TITLE INSURANCE COMMITMENT FOR THE APPLICABLE
                          TOWER SITE AND ANY EASEMENTS

                                  ATTACHMENT V

This instrument Prepared By:  Site Name:___ Site ID:____   Indexing Instructions

----------------------------                        ----------------------------

----------------------------                        ----------------------------

----------------------------                        ----------------------------

                       MEMORANDUM OF SITE LEASE AGREEMENT

This memorandum evidences that a lease was and hereby is made and entered into by written Site Lease Agreement dated _______________________, 19_____, between ____________________________, a __________________ corporation ("Tower Company")
and TRITEL COMMUNICATIONS, INC., a Delaware corporation ("Carrier").

Such Agreement provides in part that Tower Company leases to Carrier and Tower Company does hereby lease to Carrier space upon a tower (which tower is located as shown on Exhibit "B") (the "Tower") between the heights of ________ and ________ above ground level, which Tower is located upon the real property located at ______, City of _______, County of _______, State of ______, which real property is described in EXHIBIT A attached hereto (the "Site" or the "Property") and certain space ("Ground Space") upon the Property which is described on Exhibit "B" or which is shown as the cross-hatched area on a plat or survey attached hereto as Exhibit "B" with runs for cable, wiring, conduit, etc. to the Tower and the Ground Space and with a grant of and Tower Company hereby grants a non-exclusive easement for unrestricted rights of access thereto and to electric and telephone facilities which are described on Exhibit "A" and/or shown on Exhibit "B" such lease and easement to be for a term of five (5) years commencing on ________, 19__, which term is subject to four (4) additional five (5) year extension periods by Carrier.

IN WITNESS WHEREOF, the parties have executed this Memorandum as of the day and year first above written.

                                       TOWER COMPANY:

                                       SBA TOWERS, INC.

                                       BY:
                                             --------------------------------
                                       TITLE:
                                             --------------------------------
                                       DATE:
                                             --------------------------------

                                       TRITEL COMMUNICATIONS, INC.:

                                       BY:
                                             --------------------------------
                                       TITLE:
                                             --------------------------------
                                       DATE:
                                             --------------------------------

                                   EXHIBIT "A"

                                    Property

        Attached hereto Metes and Bound Description of the Real Property

                                   EXHIBIT "B"

                                  GROUND SPACE:

          ATTACH HERETO THE SITE PLAN FOR THE SITE WITH THE GROUND SPACE CROSS HATCHED AND THE TOWER IDENTIFIED.

                                  ATTACHMENT VI

 SCHEDULES WITH MARKET SPECIFIC, INCLUDING WITHOUT LIMITATION REIMBURSEMENT OF PRE-DEVELOPMENT COSTS, RENT, SCHEDULES FOR COMPLETION OF TOWER FACILITIES AND
                                   DELIVERIES

                             See Schedules Attached

                          SCHEDULE 1 TO ATTACHMENT "VI"
                             OF MASTER LEASE BETWEEN
                            TOWER COMPANY AND CARRIER
                              MARKET SPECIFIC TERMS

1. CARRIER MARKET: Nashville Market - This Schedule shall apply to the Nashville Market only.

2. NUMBER OF SITES: --

         (a) Carrier shall and hereby grants to Tower Company the right to develop, construct and lease a minimum of twenty-seven (27) Tower Facilities in the Nashville Market more particularly described in Exhibit A attached hereto. In the event that Carrier does not require the construction of 27 new Tower Facilities in the Nashville Market during the 1999 calendar year, all of the new Tower Facilities which Carrier must construct and install in the Nashville Market in the 1999 calendar year, which Carrier intends to assign to a third
(3rd) party, shall be constructed, developed and owned by Tower Company. In the event that the Tower Company elects not to accept an Applicable Tower Site or otherwise terminates its obligations in regards to an Applicable Tower Site or does not complete an Applicable Tower Site the total number of Tower Facilities to be constructed in the Nashville Market by Tower Company will be reduced by the number of Applicable Tower Sites rejected, terminated or not otherwise completed.

         (b) Subject to Tower Company's right to terminate its obligations with respect to an Applicable Tower Site prior to commencement of construction of the Tower Facilities pursuant to Section 2.1(b)(ii)(B) of the Master Lease, Tower Company acknowledges and agrees that the Tower Company has agreed to accept build, develop and lease all of the Tower Sites in the Nashville Market, provided that such Tower Sites meet the following criteria:

         (i) That the Tower Site can be operated as a multi-tenant tower site; and

         (ii) That the Tower Site is not adjacent in close proximity (within one-half mile) to any other towers or tower sites which tower has space upon it that is available for lease and which space is actually available for lease to third parties upon a freely commercial basis; and

         (iii) That the Ground Lease does not contain any provisions which require the Tower Company to pay additional rent in the event that it subleases or licenses space to another party upon the Tower Facility; and

         (iv) That the Ground Lease and/or Government Approvals do not require the Tower Company to place a stealth, camouflaged, disguised or similar type tower facility upon the Tower Site.

         Such Tower Facilities shall hereinafter be referred to as the "Acceptable Tower Site Candidates."

         Subject to the Tower Company's right to terminate its obligations with respect to an Applicable Tower Site prior to commencement of construction of the Tower Facilities pursuant to Section 2.1(b)(ii)(B) of the Master Lease, in the event that the Tower Company rejects, does not accept or terminates its obligations or otherwise fails to complete or does not otherwise complete the construction and installation of Tower Facilities and the Carrier Equipment upon twenty percent (20%) or more of the Acceptable Tower Site Candidates in the Nashville Market, subject to the Force Majeure provisions set forth in Section 5.5(e) of the Master Lease, such actions shall constitute an Event of Default under the Master Lease after fifteen (15) days written notice from Carrier, in the event that such actions and failures are not cured within such fifteen (15) day period. Upon the occurrence of such event of default, without further notice or demand, the Carrier shall have the right to withhold and not provide or assign any additional Tower Sites to the Tower Company for development or construction and Tower Company shall have no right to and hereby waives the right to require Carrier to assign or otherwise provide it with any Tower Sites, Ground Leases, Pre-Development Information or other information or documentation relating to any Tower Facility or Tower Site not assigned to the Tower Company previous to the date of the notice of the occurrence of event of default. In addition thereto, for any Tower Sites which the Tower Company has not applied for a building permit, Carrier shall have the right to require the Tower Company to assign or reassign any or all Ground Leases under the Applicable Tower Sites in the Nashville Market to Carrier or its assignee, to assign or reassign any or all Pre-Development Information to Carrier or its assignee and to assign or reassign any other easements, leases, licenses, subleases, contracts, suppliers contracts or agreements regarding or related to any or all of the Applicable Tower Sites in the Nashville Market to the Carrier or its assignee. In such event, Carrier shall reimburse Tower Company for the Pre-Development Costs which Tower Company actually incurred for Pre-Development Information which is reassigned to the Carrier and which Pre-Development Information is reasonably acceptable to Carrier up to the amounts listed for each milestone listed in Section 3 of this Schedule.

3. PRE-DEVELOPMENT COSTS:

         (a) For each Tower Site for which Carrier has obtained Pre-Development Information, which Pre-Development Information is reasonably acceptable to Tower Company or Carrier as may be applicable, according to industry standards, Tower Company shall reimburse Carrier for the Pre-Development Information for the Applicable Tower Site within ten (10) days of the execution of the Assignment based upon the following milestones (or in the event that the Tower Company reassigns or assigns the Ground Lease and Pre-Development Information to the Carrier pursuant to the provisions of this Schedule or the Agreement, the Carrier shall reimburse the Tower Company for such Pre-Development Information):

                   i) In the event that a Candidate Site Report, including the identification of 3 leasable, zonable and constructable candidates (or if Carrier has already approved a Tower Site for the search ring based upon a radio-frequency analysis, one (1) Tower Site), coordination of the site visit and submission of reports regarding the zoning summary, permit summary and a site sketch, for the Applicable Tower Site has been obtained, the reimbursement shall be up to [CONFIDENTIAL TREATMENT REQUESTED] per site for the Pre-Development Costs which have been incurred in connection with obtaining the Candidate Site Report.

                   ii) In the event that a fully executed Ground Lease for the Applicable Tower Site has been obtained, the reimbursement shall be up to [CONFIDENTIAL TREATMENT REQUESTED] per site for the Pre-Development Costs, which have been incurred in connection with obtaining the Ground Lease;

                   iii) In the event that a Ground Lease for the Applicable Tower Site has been obtained and all the necessary zoning approvals or administrative body or commission approval or a confirmation that no further zoning approvals are required for the Site, the reimbursement shall be up to [CONFIDENTIAL TREATMENT REQUESTED] per Tower Site for the Pre-Development Costs which have been incurred in connection with obtaining the Ground Lease and zoning approvals for the Applicable Tower Site. Zoning approvals do not include or mean building permits;

                   iv) In the event that a geotechnical analysis for the Applicable Tower Site has been obtained, the reimbursement shall be up to [CONFIDENTIAL TREATMENT

                   REQUESTED] per Tower Site for the Pre-Development Costs which have been incurred in connection with obtaining the geotechnical analysis for the Applicable Tower Site;

                   v) In the event a complete environmental study for the Applicable Tower Site has been obtained, the reimbursement shall be up to [CONFIDENTIAL TREATMENT REQUESTED] per Tower Site for the Pre-Development Costs which have been incurred in connection with obtaining the environmental study for the Applicable Tower Site;

                   vi) In the event a title insurance commitment or title report for the Applicable Tower Site has been obtained, the reimbursement shall be up to [CONFIDENTIAL TREATMENT REQUESTED] per Tower Site for the Pre-Development Costs which have been incurred in connection with obtaining the title insurance commitment or title report for the Applicable Tower Site; in the event that the actual cost of the title insurance commitment or report is more than [CONFIDENTIAL TREATMENT REQUESTED], the reimbursing party shall pay for the actual cost of the title upon the submission of a copy of the actual invoice up [CONFIDENTIAL TREATMENT REQUESTED];

                   vii) In the event a survey for the Applicable Tower Site has been obtained, the reimbursement shall be up to [CONFIDENTIAL TREATMENT REQUESTED] per Tower Site for the Pre-Development Costs which have been incurred in connection with obtaining the survey for the Applicable Tower Site;

                   viii) In the event Federal Aviation Administration Approval for the Applicable Tower Site has been obtained, reimbursement shall be up to [CONFIDENTIAL TREATMENT REQUESTED] per Tower Site for the Pre-Development Costs which have been incurred in connection with obtaining Federal Aviation Administration Approval;

                   ix) In the event that a Ground Lease, Zoning Approvals and the complete survey and architectural and engineering designs, plans and specifications for the Applicable Tower Site have been obtained, the reimbursement shall be up to [CONFIDENTIAL TREATMENT REQUESTED] per Tower Site for the Pre-Development costs which have been obtained in connection with obtaining the Ground Lease, zoning approval and survey and architectural and engineering designs, plans and specifications for the Applicable Tower Site. The items in Paragraph 3(a)(i) through 3(a)(viii) are included in the amount to be reimbursed under 3(a)(ix) and neither party shall be entitled to recover the amounts provided in Paragraphs 3(a)(i) through 3(a)(viii) in addition to the amount to be paid under Paragraph 3(a)(ix); and

                   x) In the event that the Ground Lease, all Pre-Development Information, and all building permits for the Applicable Tower Site have been obtained, the reimbursement shall be up to [CONFIDENTIAL TREATMENT REQUESTED] per Tower Site for the Pre-Development Costs which have been obtained in connection with obtaining the Ground Lease and building permits for the Applicable Tower Site. The items in Paragraph 3(a)(i) through 3(a)(ix) are included in the amount to be reimbursed under 3(a)(x) and neither party shall be entitled to recover the amounts provided in Paragraphs 3(a)(i) through (3)(a)(ix) in addition to the amounts to be paid under Paragraph 3(a)(x).

         The payment for reimbursement of Pre-Development Information shall be made within thirty (30) days of the date that the Assignment is executed by both parties.

4. SCHEDULE OF COMPLETION:

         a) Tower Company and Carrier will agree on or before June 4, 1999 upon a schedule for the delivery of building permits for each Applicable Tower Site and such schedule and the terms thereof shall be attached to this Schedule 1 as Exhibit "A" and incorporated herein as if recited, upon the execution of such exhibit by the duly authorized officers of Carrier and Tower Company. Tower Company shall deliver to Carrier all Pre-Development Information, a building permit and any other permits necessary for the commencement of construction upon an Applicable Tower Site by the dates listed beside each Tower Site on Exhibit "A" which shall be attached to this Schedule 1. In the event that the Tower Company has not delivered all Pre-Development Information to the Carrier which Carrier deems reasonably necessary for the completion of construction of the Tower Facilities upon the Applicable Tower Site, including without limitation a building permit, on or before the date listed next to each Applicable Tower Site or Search Ring listed in Exhibit "A", subject to delays from substantial labor disputes, fire, unusual delay in deliveries not caused by or contributed to by Tower Company or its contractors, abnormal adverse weather conditions not reasonably anticipated, or government actions or inactions not caused or contributed to by Tower Company, or other unavoidable casualties or similar causes beyond reasonable control of Tower Company or Tower Company's contractor, Carrier shall have the right to terminate the Notice of Acceptance and its obligations with respect to the Applicable Tower Site by providing the Tower Company notice of such termination. In the event that the applicable SLA has been signed and executed, it shall be deemed terminated and void without further notice or agreement. Additionally upon such termination, Tower Company shall assign or reassign and deliver to Carrier any Ground Lease, Pre-Development Information and any other contracts, agreements, leases, subleases, contracts, suppliers contracts or documents related to the Applicable Tower Site which Tower Company may have regarding the Applicable Tower Site and Carrier shall assume any reasonable obligations thereunder, the cost of which are provided for under this Agreement or the SLA and Carrier shall be obligated to the Tower Company for the Pre-Development Costs which have been agreed upon pursuant to the terms of this Agreement, including without limitation any Pre-Development Costs previously reimbursed by the Tower Company to the Carrier. In the event that the Tower Company fails to deliver the building permit by the deadlines imposed upon Schedule I and Exhibit A for any specific Tower Site (but not more than twenty percent (20%) of the Tower Sites), such single failure shall not give Carrier the right to terminate the Master Lease.

         b) Subject to Tower Company's right to terminate its obligations with respect to an Applicable Tower Site prior to commencement of construction of the Tower Facilities pursuant to Section 2.1(b)(ii) (B) of the Master Lease, and, in the event that Tower Company fails to deliver all Pre-Development Information and the building permits for twenty percent (20%) or more Tower Sites for which Tower Company has given Carrier a Notice of Acceptance on or before the dates listed on Exhibit "A" as may be extended from time to time by mutual agreement or pursuant to the force majeure provision of Paragraph 5.5 (e) of this Agreement, such event shall constitute an Event of Default under the terms of this Agreement, and in addition to the remedy provided above, Carrier shall be entitled to all other remedies available under this Agreement and at equity or law.

         c) Tower Company shall deliver, construct, complete, install and deliver each Tower Facility and all of the Carrier Equipment upon the Applicable Tower Site within sixty (60) days of the issuance of a building permit for the Applicable Tower Site excepting those Applicable Tower Sites delayed by Carrier's actions or inactions or those Tower Sites delayed beyond Tower Company's control, including, but not limited to, governmental approvals, moratoria, FAA or force majeure.

         d) The timely completion and installation of the Tower Facilities and Carrier Equipment is of the essence in this Agreement and each SLA, and by execution of this Schedule, Tower Company confirms that the completion dates provided in this Schedule and exhibit provide a reasonable period for the completion and installation of the Tower Facilities and the Carrier Equipment. Tower Company acknowledges that if Tower Company does not complete the Tower Facilities and the installation of the Carrier Equipment within sixty (60) days of the issuance of a building permit, Carrier will incur substantial damages from, among other things, the delayed operation of the Carrier Equipment. If the Tower Facilities and Carrier Equipment are not completed and installed within sixty (60) days of the issuance of a building permit, and provided that Tower Company has not reassigned or assigned the Ground Lease and all Pre-Development Information to the Carrier, Tower Company must pay to Carrier the sum of [CONFIDENTIAL TREATMENT REQUESTED] per week (or any portion thereof) per Tower Facility beyond the completion date until the Tower Facilities have been completed.

5. RENT:

         (a) Initial Term. As consideration for the use and occupancy of the Premises under any SLA during the Initial Term, Carrier shall pay Tower Company or such entity as Tower Company may designate from time to time, on the first day of each calendar month during the Initial Term, the sum of [CONFIDENTIAL TREATMENT REQUESTED] per month, except as may otherwise be provided in an SLA for an Applicable Tower Site (the "Rent"). Rent shall be payable on the first day of each month in advance to Tower Company at Tower Company's address as specified in Paragraph 4.5(t) of the Master Lease. In the event that the Commencement Date is other than the first day of a calendar month, Rent shall be prorated over the number of days remaining in the month in which the SLA commenced and shall thereafter be paid on the first day of each calendar month. Tower Company and Carrier shall execute a letter agreement to attach to each SLA to confirm the amount of the Rent.

         (b) Renewal Terms. In the event that Carrier elects to renew an SLA as provided in paragraph 3.5 of the Master Lease, Rent shall be increased by [CONFIDENTIAL TREATMENT REQUESTED] over the Rent accruing under the immediately prior term of the SLA.

         (c) Lowest Rent. Tower Company further agrees that Carrier will be deemed to be Tower Company's most important and favored customer at any Applicable Tower Site and will always receive priority in terms of rent payable for the use of any portion of any Applicable Tower Site. Upon entering into an agreement which allows an entity which has similar operations to Carrier (i.e.)
(i) the provision of analog or digital telecommunications services to the public, and such tenant intends to lease a similar amount of space upon the Tower Facilities and the Site or (ii) intends to place transmitting equipment of the same magnitude and nature upon the Tower Facility to attach equipment to the Tower Facilities on a Site (a "Subsequent User"), Tower Company must deliver to Carrier a copy of the fully executed agreement with a Subsequent User. If the rent or other compensation paid by a Subsequent User is less than the Rent paid by Carrier for the use of the Premises on the Site, the Rent for that Site will be reduced to an amount equal to the rent or other compensation payable by the Subsequent User. Any reduction in Rent for the use of a Site will commence on the date that the Subsequent User commences rent payments, and the Rent reduction will continue throughout the remainder of the term of the Subsequent User's lease for so long as the compensation paid by the Subsequent User is less than that paid by Carrier (including any Renewal Terms). The parties will enter into an amendment to the SLA for that Site specifying the new Rent payable by Carrier and the commencement date of the reduced Rent. Notwithstanding the foregoing, in the event that the Subsequent User's rent is reduced because of other compensation paid to the Tower Company (which may or may not be related to the rent), Tower Company and Carrier will compute and agree upon the "true value" of the Subsequent user's rental amount based upon all factors, elements and components which were consideration for the setting of the Subsequent Use s rent (by the Tower Company) and reach a mutual agreement as to the amount (if any) that Carrier's Rent should be reduced.

6. Installation of Carrier Equipment. Carrier and Tower Company acknowledge and agree that Tower Company shall be obligated to perform the services described in Paragraph 6 and to provide the materials set forth in Exhibit B attached hereto with respect to the Carrier Equipment in accordance with the Plans provided to Tower Company by Carrier pursuant to this Agreement (collectively, the "Carrier Equipment Work"), and Carrier shall perform all other obligations with respect to the installation of the Carrier Equipment, including (i) purchasing, delivering and setting Carrier's cabinet upon the Premises, and (ii) purchasing and delivering Carrier's coaxial cable, connectors, jumpers and antennae.

    a. Materials - Tower Company shall provide the materials set forth in Exhibit B attached hereto.

    b. Project and Construction Management - Tower Company shall perform civil construction activities, including project management (scheduling, cost tracking and reporting, expediting, resource allocation) and construction management (subcontractor qualification, bidding/bid walk/bid review and award, on-site construction supervision and punch list resolution). Tower Company will assign both a project manager and a construction manager to work with Carrier throughout the construction and installation of the Carrier Equipment upon the Tower Facilities and the Applicable Tower Site. Said managers will be responsible for the coordination, scheduling, tracking and reporting of all development tasks Tower Company is performing for Carrier at all Sites, and will work closely with appropriate Carrier personnel to ensure the timely quality implementation of Carrier's equipment at the Sites.

    c. Equipment Pad Installation - Tower Company will install, per Carrier's specifications, up to a 10' x 15' monolithic concrete equipment pad inside the Applicable Tower Site compound area.

    d. Power and Telephone Utilities Installation - Tower Company will bring dedicated 200 Amp electrical service to the Carrier Equipment by providing a 200 Amp meter base separated for (a) 100 Amp disconnect for Carrier's initial equipment, and (b) 100 Amp disconnect for Carrier's future equipment. Tower Company will install two (2) 2" Schedule 40 PVC underground conduits with pull strings from the Applicable Tower Site's common telephone utility points of demarcation to Carrier's Equipment location on the ground. Carrier will separately meter its electric utility service. Carrier will be responsible for placing service orders with the electric and telephone service providers at the Site. Tower Company will coordinate the utility site walk with the utility companies. Tower Company will obtain all easements and/or right-of-ways needed for the provision of utility service to Carrier.

    e. Antenna System Installation - Carrier will provide their antennae, coaxial cable, jumpers and connectors at Carrier's sole cost and expense and shall delivery the antennae, coaxial cable, jumpers and connectors to the Tower Site for installation by Tower Company upon five (5) days prior written notice by Tower Company to the Carrier. Tower Company shall provide and deliver to Carrier a detailed receipt of all such deliveries. The Tower Company shall perform mobilization and install nine (9) lines, nine (9) antennae and mounts at the height agreed to by Carrier and Tower Company in the SLA. Additionally, if required by Carrier, Tower Company will install one
         (1) microwave dish. The Tower Company shall supply and install a waveguide ladder, sector mounts, any microwave mounts and a 10' waveguide bridge from the Tower to Carrier's Equipment. The Tower Company shall install the antennae system by the date described in
         Section 4 of this Schedule. Carrier will retain responsibility for the storage, delivery, offloading and installation of their electronics cabinets or frames. Tower Company shall perform the sweep tests upon completion of the installation, provided that Carrier provides Tower Company with Carrier's sweep test requirements simultaneously with the delivery of the Plans, and the sweep tests will be subject to Carrier's approval, which approval shall not be unreasonably withheld, delayed or conditioned.

    f. Grounding System - Tower Company will install a buried ring ground around Carrier's equipment pad or foundation, connect this ring to the main site ground ring and provide a stub to connect to Carrier's main grounding bus bar (or similar connection) using 5/8" x 10'-0" stainless steel or galvanized ground rods at 10' on centers. Tower Company will also connect the tower-mounted coax grounding kits to a grounding bus connected to the primary site grounding system. Tower Company will make the final connection of the ground ring stub and the final coax grounding kit connections to their main equipment ground bus at the time of the electronics equipment installation. Ground ring connections will be cadwelded while coax grounding kit connections will be mechanical. Single point grounding must be maintained to ensure the integrity of the overall site ground. Carrier may perform grounding tests upon completion of the grounding system and Carrier's approval of such grounding tests shall not be unreasonably withheld, delayed or conditioned.

    g. As Built Drawings - Tower Company will provide as-built drawings to Carrier of each Applicable Tower Site which detail all pertinent information relating to Carrier's equipment and antenna system at the Applicable Tower Site and shall substantially conform to the specifications supplied by Carrier.

    h. Punch List & Acceptance - Upon final completion of the Carrier's Equipment Installation at each Applicable Tower Site by Tower Company in accordance with the provisions of this Agreement, Tower Company shall request, in writing, final inspection of the Applicable Tower Site, which inspection shall include review of the sweep tests. Carrier will inspect the Carrier's Equipment Installation within three (3) business days of the receipt of Tower Company's notice that the Carrier Equipment installation is complete. Within three (3) business days of inspection, Carrier will either provide a signed writing evidencing final acceptance of the Carrier Equipment Installation or, through the use of a punch list form, advise Tower Company of the portions of the Carrier Equipment Installation that are defective or incomplete or of obligations that have not been fulfilled but are required for final acceptance. Any failure of Carrier to complete such inspection or punch list within such three (3) day periods shall not constitute an Event of Default under the terms of this Schedule, the Agreement or any SLA, but in such event the completion dates for installation of the Carrier Equipment in this Schedule shall be extended automatically an additional day for each day beyond the three (3) day period that Carrier delays such inspection and/or punch list. Tower Company shall complete any unfinished or defective portion of the Carrier Equipment Installation which are necessary to install and operate Carrier's equipment within ten (10) business days following issuance of the punch list, subject to an extension as needed for completion if Tower Company has made diligent efforts to cure the Punch List items within the ten
         (10) day period, and was unable to complete the Punch List items for reasons beyond the reasonable control of Tower Company. Carrier shall not be deemed to have accepted the Carrier Equipment Installation as complete until completion of all items on the Punch List.

    i. Change Order - If materials, equipment or labor are required in response to a request of Carrier to alter the Applicable Tower Site or expand the Carrier Equipment Installation (i.e. a "Change Order"), and such Change Order is not within the Carrier Equipment Installation covered by the scope of work identified in this Schedule, Tower Company may, at its discretion, supply such materials, equipment or labor itself or obtain them from independent contractors, provided that the delegation of such services do not substantially delegate all of Tower Company's obligations under this Agreement. If Tower Company supplies any materials, equipment or labor in addition to the scope of work provided herein, it shall be at a reasonable rate mutually agreed upon by Carrier and Tower Company, which shall be no more than the prevailing rate in the industry.

    j. Permits - Tower Company shall obtain, at its expense, all necessary local and municipal permits, licenses, inspections, certificates and approvals necessary to complete the Carrier Equipment Installation, and shall ensure compliance with all state environmental laws. Tower Company shall pay all fees for such permits, licenses, inspections, certificates or approvals to the appropriate government body or other entity.k. Tower Company shall not cause or allow (which shall mean any occurrence or item which is within the Tower Company's Control) any involuntary liens or encumbrances to be recorded against the Tower Facilities or the Carrier Equipment, including without limitation, liens and encumbrances (a) arising out of or related to the performance of the construction, all liens and encumbrances of any contractors, subcontractor, laborer, mechanic or materialman for labor performed or material furnished in connection with the performance of the construction; (b) liens or encumbrances arising from taxes or assessments, except for liens and encumbrances for taxes or assessments which are not yet due and payable; or (c) liens or encumbrances which may materially adversely impair Carrier's interest. In the event any such lien or encumbrance is recorded against all or any part of the Tower Facilities or the Carrier Equipment, Tower Company shall, within thirty (30) days after its receipt of notice that such a lien or encumbrance has been recorded, either (a) have such lien or encumbrance released of record, or (b) deliver to Carrier a bond, in form, content and amount, an issued by a surety, reasonably satisfactory to carrier, indemnifying Carrier against all costs and liabilities resulting from such lien or encumbrance. Upon the delivery to Carrier of the bond specified in alternative (b) above, Tower Company may contest the validity of such lien or encumbrance. Once such a lien or encumbrance is released of record, for any reason, any bond provided to Carrier hereunder shall be released and returned to Tower Company.

    1. Payment for Carrier Installation Work -- Carrier shall pay the Tower Company [CONFIDENTIAL TREATMENT REQUESTED] for the installation of the Carrier Equipment as contemplated in Section 6 of this Schedule, within thirty (30) days after Tower Company has completed the installation of the Carrier Equipment and receipt of an invoice from Tower Company, and has been accepted by Carrier pursuant to Punch List in paragraph 6(g) of this Schedule. The parties agree, however, that the cost for any services or equipment that Carrier requires Tower Company to provide in addition to those specified in or contemplated by this paragraph 6, shall be charged as an additional cost in an amount to be mutually agreed upon by the parties.

         7. REPRESENTATIONS - Notwithstanding any other provision contained in this Schedule or any other terms of this Agreement, the following terms and conditions shall apply with respect to the materials, equipment and services provided hereunder:

         a) Tower Company, its agents, subcontractors, and employees shall perform the Carrier Equipment Installation as independent contractors, and not as agents, partners, joint venturers or employees of Carrier. Tower Company shall supervise and direct the Carrier Equipment Installation, using the care and skill ordinarily used by members of Tower Company's profession practicing under similar conditions at the same time and in the same geographic area, and Tower Company shall be solely responsible for all construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Carrier Equipment Installation.

         b) Unless otherwise specifically provided in the Carrier Equipment Installation, Tower Company shall provide and pay for all labor, supervision, materials, construction surveys and layout, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for the proper execution and completion of the Applicable Tower Site consistent with the terms of this Schedule and the Agreement.

         c) Tower Company shall at all times enforce strict discipline and good order among its employees.

         d) Tower Company hereby represents and warrants to Carrier that all materials and equipment incorporated in the Applicable Tower Site by Tower Company will be new unless otherwise requested in writing by Tower Company and agreed to in writing by Carrier prior to their use and all such materials and equipment shall be of good quality. Tower Company further represents and warrants that the Carrier's Equipment Installation to be performed under this Agreement, and all workmanship, materials and equipment provided, furnished, used or installed in construction of the same by Tower Company, shall be safe, substantial, good quality and durable construction in all respects, and that all of the Carrier's Equipment installation will be free from faults and defects which impact the operation of the Carrier Equipment, and in conformance with the terms of this Agreement. The warranty for the services provided by Tower Company at each Applicable Tower Site shall be for a period of twelve (12) months from the date of full acceptance of the Site by Carrier (the "Warranty Period"). Tower Company represents, warrants and agrees that the Carrier Equipment shall be constructed and installed in a good and workmanlike manner and in accordance with the plans and specifications for the installation of the Carrier Equipment and all applicable federal, state and local laws, ordinances, rules and regulations and shall be of good quality, free from faults and patent defects.

         e) Tower Company agrees to correct any defective portion of the Applicable Tower Site or the Carrier Premises that was constructed or installed by Tower Company which occurs or accrues during the Warranty Period and which Carrier provides Tower Company notice of within nine (9) months of the expiration of the warranty period. Upon Tower Company's receipt of written notice of a defect in the Applicable Tower Site or the Carrier Premises that arises from construction or installation performed by Tower Company, Tower Company will examine the defect within ten (10) days notice of the defect. If there is a defect, Tower Company will pay all expenses of such examination. If, however, there is no defect, Carrier will pay all expenses of such examination. If Tower Company fails, after ten (10) days following written notice from Carrier: (i) to commence and continue correction of such defective Carrier Equipment Installation with diligence and promptness; (ii) to perform the Carrier Equipment Installation; or (iii) to comply with any other provision of this Agreement, Carrier may correct and remedy any such deficiency in addition to any other remedies it may have. Tower Company shall not be responsible for reasonable delays caused by inclement weather that would delay a reasonable contractor's performance of the installation of a wireless antennae system substantially similar to the Carrier Equipment Installation set forth herein.

         f) Tower Company shall supervise and direct the Carrier Equipment Work using Tower Company's professional skill and attention. Tower Company shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Carrier Equipment Work on the Tower Facilities under this Agreement excluding the placement and setting of any cabinet or shelter and equipment contained therein; and.

         g) Tower Company shall enforce strict discipline and good order among the employees and other persons carrying out this Agreement. Tower Company shall not permit continued employment of unfit persons or persons not skilled in tasks assigned to them who are performing work in connection with this Agreement; and

         h) Tower Company shall provide Carrier (and its employees, agents and contractors) access to the Carrier Equipment Work in preparation and progress wherever located, provided that such access shall not interfere with the Carrier Equipment Work; and

         i) Tower Company shall pay all royalties and license fees; shall defend suits or claims for infringement of patent rights and shall hold Carrier harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by or supplied by Carrier unless Tower Company has reason to believe that there is an infringement of patent.

         j) Tower Company shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Agreement. Tower Company shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

                   (1) employees on the Carrier Equipment Work, the Tower Facilities or the Applicable Tower Site and other persons who may be affected thereby;

                   (2) the Carrier Equipment Work, the Tower Facilities, the Applicable Tower Site and materials and equipment to be incorporated therein; and

                   (3) other property at the Applicable Tower Site or adjacent thereto.

8. DEFINITION OF CARRIER EQUIPMENT. "Carrier's Equipment" or "Carrier Equipment" shall mean the equipment that may be installed at the Tower Site by the Carrier which would not exceed (a) nine panel antennae and line or its equivalent and not more than fifteen (15) feet of vertical space upon the Tower Facilities including any vertical separation and (b) ground space sufficient to encompass a ten (10) foot by fifteen (15) foot pad.

9. SCHEDULE IS MODIFICATION. This Schedule shall be added to and modify the terms and conditions of the Master Lease and hereby is incorporated into the terms of the Master Lease. In the event that there is a conflict or contradiction between the terms and conditions of the Master Lease and this Schedule, the terms and conditions of this Schedule shall control.

IN WITNESS WHEREOF, Tower Company and Carrier have signed this Schedule as of the date and year first above written.

CARRIER:                               TOWER COMPANY:

TRITEL COMMUNICATIONS, INC.            SBA TOWERS, INC.

By:                                    By:
   -----------------------------------    -----------------------------------
   William S. Arnett                      Jeffrey S. Langdon
   President                              Vice President of Sales & Marketing

                            EXHIBIT B                 CSSI MATERIAL TAKE-OFF FORM

                      CLIENT: #REF!                        SITE NAME:          #REF!            BID #:  1597
                              ------------                            ----------------------           -----

                  TOWER TYPE: #REF!                      SITE NO.:                          ANT. HT. 190'

====================================================================================================================================
     QTY.                                       DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
               ANTENNASCOMSAT PCSS065-13
10'            Waveguide Bridge
4              GROUND BAR 24"
               GROUND BAR 30"
               GROUND BAR 48" ANGLE
               7/8" COMSCOPE COAX
               7/8" COMSCOPE CONNECTORS
               7/8" GND.KIT-FIELD ATTACK-2 HOLE LUG, 36" (Comscope) SNAP IN
               HANGER KIT (10) 7/8" (Comscope) HANGER KIT - STANDARD (10) 7/8"
               (Comscope) 7/8" HOISTING GRIP (Comscope) 1-5/8 COMSCOPE COAX
               1-5/8" COMSCOPE CONNECTORS
27             1-5/8" GRD.KIT-FIELD ATTACH. - 2 HOLE LUG, 36" (Comscope)
50             SNAP IN HANGER KIT (10) 1 5/8" (Comscope)
2              HANGER KIT-STANDARD (10) 15/8" (Comscope)
9              1 5/8" CABLE HOISTING GRIP (Comscope)
8              WEATHERPROOFING / SPLICE PROTECTION KIT
5              ANGLE MEMBER ADAPTER KIT (10) UNIVERSAL
5              ROUND MEMBER ADAPTER KIT (10) 2"-3"
               6' JUMPER - PDMNM-6- /12" FLC PREMIUM (Comscope)
                                                                     ORIGINAL MATERIAL TOTAL                           [CONFIDENTIAL
                                                                                                                       TREATMENT
                                                                                                                       REQUESTED]
------------------------------------------------------------------------------------------------------------------------------------

                                 ATTACHMENT VII

                    NOTICE OF COMPLETION OF TOWER FACILITIES

Carrier


Re:  Notice of Completion of Tower Facilities ("Notice") for
     Site #__________ ("____________ Site")

Dear ____________:

     On the _____ day of ______________, ____ the Tower Facilities at the __________ Site were completed in accordance with the terms and conditions of the Master Lease between Tower Company and Carrier. Pursuant to Paragraph 3.8 of the Master Lease, Carrier has a period of three (3) days after the date of this Notice of Completion to provide a Punch List of items to be completed by Tower Company in order to render the Tower Facilities completed in accordance with the Plans and Specifications in the opinion of Carrier.

                                               Sincerely,

                                               -------------------------------

                                 ATTACHMENT VIII

_____________, 19__


-----------------------------------

-----------------------------------

-----------------------------------

Re:  Site Lease Agreement
     Site:

Dear ________________________:

     Tritel Communications, Inc. ("Carrier") and _________________________(the "Tower Company") entered into a Site Lease Agreement for the above-captioned site. The Site Lease Agreement provides that Carrier and Tower Company shall execute a letter agreement which shall be attached to the SLA confirming the calendar date which the parties understand to be the Commencement Date for each SLA.

     Carrier and Tower Company agree that the Commencement Date for the above-referenced site is _________________________.

     By countersigning this letter, Tower Company acknowledges and agrees to the Commencement Date listed above for the Site. This letter shall constitute an amendment to the Site Lease Agreement.

                                   TRITEL COMMUNICATIONS, INC.

                                   By:
                                      -----------------------------------------
                                        Kenneth Harris
                                   Its: Director, Site Acquisition and Property
                                        Administration

Acknowledged and Agreed to this ____ day of _______________, ____.

SBA Towers, Inc.

By:
   ------------------------------
Its:
    -----------------------------

                                  ATTACHMENT IX

                          LIST OF NON-CARRIER PERSONNEL
                     APPROVED TO HAVE ACCESS TO TOWER SITES


               EMPLOYEES, OFFICERS AND DIRECTORS OF ERICSSON, INC.
         EMPLOYEES, OFFICERS AND DIRECTORS OF BECHTEL TELECOMMUNICATIONS
             EMPLOYEES, OFFICERS AND DIRECTORS OF GALAXY ENGINEERING
                  SERVICES (A SUBSIDIARY OF WORLD ACCESS, INC.)

                                  EXHIBIT B              CSSI MATERIAL TAKE-OFF FORM
------------------------------------------------------------------------------------------------------------------------------------
                      CLIENT: #REF!                        SITE NAME:          #REF!            BID #:  1597
                              ------------                            ----------------------           -----

                  TOWER TYPE: #REF!                      SITE NO.:                          ANT. HT. 190'
------------------------------------------------------------------------------------------------------------------------------------
     QTY.                                       DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
               ANTENNASCOMSAT PCSS065-13
10'            Waveguide Bridge
4              GROUND BAR 24"
               GROUND BAR 30"
               GROUND BAR 48" ANGLE
               7/8" COMSCOPE COAX
               7/8" COMSCOPE CONNECTORS
               7/8" GND.KIT-FIELD ATTACK-2 HOLE LUG, 36" (Comscope) SNAP IN
               HANGER KIT (10) 7/8" (Comscope) HANGER KIT - STANDARD (10) 7/8"
               (Comscope) 7/8" HOISTING GRIP (Comscope) 1-5/8 COMSCOPE COAX
               1-5/8" COMSCOPE CONNECTORS
27             1 5/8" GRD.KIT-FIELD ATTACH. - 2 HOLE LUG, 36" (Comscope)
50             SNAP IN HANGER KIT (10) 1 5/8" (Comscope)
2              HANGER KIT-STANDARD (10) 15/8" (Comscope)
9              1 5/8" CABLE HOISTING GRIP (Comscope)
8              WEATHERPROOFING / SPLICE PROTECTION KIT
5              ANGLE MEMBER ADAPTER KIT (10) UNIVERSAL
5              ROUND MEMBER ADAPTER KIT (10) 2"-3"
               6' JUMPER - PDMNM-6- /12"FLC PREMIUM (Comscope)
                                                                     ORIGINAL MATERIAL TOTAL                           [CONFIDENTIAL
                                                                                                                       TREATMENT
                                                                                                                       REQUESTED]
------------------------------------------------------------------------------------------------------------------------------------

                                                           EXHIBIT A TO SCHEDULE 1

Client / Project Location: TriTel Comm. Inc./Nashville, TN
Prepared by: Russell Black
------------------------------------------------------------------------------------------------------------------------------------
     SITE   REGION    CLIENT         SBA            SEARCH AREA     LATITUDE     LONGITUDE     TOWER     TOWER  FORECAST    FORECAST
     TYPE            SITE I.D.    SITE I.D.            NAME                                    TYPE      HEIGHT  ZONING        BP
    (BTS OR           NUMBER        NUMBER                                                                      RECEIVED    RECEIVED
   SITE DEV)
                                                                                                                 FORECAST   FORECAST
------------------------------------------------------------------------------------------------------------------------------------
1      B      MA     083-193   TNTT10080-001    Smith Brothers      36 24 33    87 12 7.5     Guyed       300'   7/27/99     8/3/99
2      B      MA     314-006   TNTT10080-002    Brown Street        36 08 28.4  86 46 04.7    MP          150'    7/9/99     7/9/99
3      B      MA     341-020   TNTT10080-003    Whites Creek        36 14 51.9  86 47 9.5     MP          190'   7/23/99    7/23/99
4      B      MA     314-037   TNTT10080-004    Brush Hill          36 13 10.4  86 43 42.5    MP          150'    7/9/99     7/9/99
5      B      MA     314-039   TNTT10080-005    Donelson West       36 10 31.5  86 40 58      Flag Pole   100'    8/4/99     8/4/99
6      B      MA     314-043   TNTT10080-006    Mclevain            36 14 36.8  86 30 .01     MP          190'   5/21/99    6/19/99
7      B      MA     314-054   TNTT10080-007    Laguardo            36 17 35    86 26 12.5    MP          185'   5/21/99    6/19/99
8      B      MA     314-117   TNTT10080-008    Huddleston Oil Co   35 52 37    86 25 42      MP          150'    8/9/99    8/13/99
9      B      MA     314-119   TNTT10080-009    East Clark Blvd     35 52 01    86 23 15      MP          130'   8/30/99     9/6/99
10     B      MA     314-121   TNTT10080-010    Old Harding Pike    36 06 1.7   86 52 18.9    MP          180'   7/23/99    7/23/99
11     B      MA     314-127   TNTT10080-011    Sockit              36 01 29.1  86 53 10.4    MP          160'   8/30/99     9/6/99
12     B      MA     314-149   TNTT10080-0012   Thompson Station    35 47 21.6  86 54 27.8    MP          150'   7/27/99     8/3/99
13     B      MA     314-150   TNTT10080-013    Levergne            36 00 01.3  86 32 37.9    MP          150'   6/28/99     7/5/99
14     B      MA     314-157   TNTT10080-014    Old Hwy 50A         35 32 53    86 59 39.1    Guyed       250'    6/9/99    6/18/99
15     B      MA     314-175   TNTT10080-015    Kings Ridge         36 11 90.4  86 33 40.0    Guyed       250'   5/21/99    6/19/99
16     B      MA     314-183   TNTT10080-016    Zion Rd             35 34 43.6  87 08 03.7    Guyed       250'    6/9/99    6/18/99
17     B      MA     314-184   TNTT10080-017    Hwy 99 West         35 37 6.9   87 8 14.1     Guyed       250'    6/9/99    6/18/99
18     B      MA     314-185   TNTT10080-018    Newt Hood Rd.       35 37 59.9  86 57 24.7    Guyed       250'    6/7/99    6/11/99
19     B      MA     314-182   TNTT10080-019    Columbia South      35 34 52.1  87 02 54.4    Guyed       250'    6/9/99    6/18/99
20     B      MA     083-196   TNTT10080-020    Memorial McMilliam  36 33 55    87 24 02                  250'   7/27/99     8/3/99
21     B      MA     314-017   TNTT10080-021    Hyedes Ferry Pike   36 12 17.7  86 51 15.5    MP          150'   7/23/99    7/23/99
22     B      MA     314-055   TNTT10080-022    Lakeside            36 17 58.2  86 29 26.6    Guyed       250'   7/16/99    7/23/99
23     B      MA     314-107   TNTT10080-023    Buckeye Bottom      35 58 25.3  86 26 54.6    MP          190'   7/14/99    7/21/99
24     B      MA     314-144   TNTT10080-024    Franklin West       35 55 37.3  86 54 09      MP          150'   7/26/99     8/2/99
25     B      MA     314-173   TNTT10080-025    Rembrandt           36 13 28.1  86 33 23.3                190'   8/20/99    8/25/99
26     B      MA     314-192   TNTT10080-026    Stroudsville Road   36 27 14.7  86 07 22.2    Lattice     300'   7/30/99     8/6/99

====================================================================================================================================
                          TOTAL SITES COMPLETE MONTH TO DATE                                                       0           0
------------------------------------------------------------------------------------------------------------------------------------
                                     TOTAL SITES                                                                  26          26
------------------------------------------------------------------------------------------------------------------------------------
SBA Towers, Inc.                                                       Tritel Communications, Inc.

By:                                                                    By:
   -----------------------------------------                              -----------------------------------------
Title:                                                                 Title:
      --------------------------------------                                 --------------------------------------
Name:                                                                  Name:
     ---------------------------------------                                ---------------------------------------
Date:                                                                  Date:
     ---------------------------------------                                ---------------------------------------
------------------------------------------------------------------------------------------------------------------------------------